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                                                                EXHIBIT 10


                            ASSET PURCHASE AGREEMENT



                                  BY AND AMONG



                 NATIONAL ENDOWMENT FOR FINANCIAL EDUCATION(R),

                                   AS SELLER,



                                       AND



                              APOLLO ONLINE, INC.,

                                    AS BUYER

                                       AND

                               APOLLO GROUP, INC.



                                 AUGUST 21, 1997
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                                TABLE OF CONTENTS

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RECITALS ...........................................................................     1

AGREEMENT ..........................................................................     1

ARTICLE I--PURCHASE AND SALE .......................................................     1
         Section 1.1  Agreement to Sell ............................................     1
                  (a) Purchased Assets .............................................     1
                  (b) Excluded Assets ..............................................     2
         Section 1.2  Agreement to Purchase ........................................     2
         Section 1.3  The Purchase Price ...........................................     2
                  (a) Purchase Price ...............................................     2
                  (b) Payment of Purchase Price ....................................     2
                  (c) Apollo Common Stock ..........................................     3
                  (d) Allocation of Purchase Price .................................     6
         Section 1.4  Assumption of Liabilities ....................................     6
         Section 1.5  Closing Financial Statements .................................     6

ARTICLE II--CLOSING; ITEMS TO BE DELIVERED; THIRD PARTY CONSENTS;
         CHANGE IN NAME AND FURTHER ASSURANCES .....................................     7
         Section 2.1 Closing .......................................................     7
         Section 2.2 Items to Be Delivered at Closing ..............................     8
         Section 2.3 Third Party Consents ..........................................     9
         Section 2.4 Further Assurances ............................................     9

ARTICLE III--REPRESENTATIONS AND WARRANTIES ........................................     9
         Section 3.1  Representations and Warranties of Seller .....................     9
                  (a) Corporate Existence ..........................................     9
                  (b) Corporate Power and Authorization; Enforceable Obligations ...     9
                  (c) Interests in Other Entities ..................................    10
                  (d) Validity of Contemplated Transactions, etc ...................    10
                  (e) No Third Party Options .......................................    11
                  (f) Financial Statements .........................................    11
                  (g) Accounts Receivable and Notes Receivable .....................    11
                  (h) Inventory ....................................................    12
                  (i) Tax and Other Returns and Reports ............................    12
                  (j) Books of Account .............................................    12
                  (k) Existing Conditions ..........................................    13
                  (l) Title to Tangible Purchased Assets ...........................    14
                  (m) Condition of Tangible Purchased Assets .......................    14
                  (n) Compliance with Law; Authorizations ..........................    14
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
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                  (o) Litigation ...................................................    15
                  (p) Contracts and Commitments ....................................    15
                  (q) Additional Information .......................................    16
                  (r) Labor Matters ................................................    17
                  (s) Employee Benefit Plans and Arrangements ......................    17
                  (t) Intellectual Property ........................................    18
                  (u) Environmental Matters ........................................    19
                  (v) Availability of Documents ....................................    20
                  (w) Purchased Assets .............................................    20
                  (x) Deferred Tuition Fees ........................................    20
                  (y) Business in the Ordinary Course ..............................    20
                  (z) Accreditation and CFP Board Recognition ......................    20
                  (aa) Private Placement ...........................................    21
         Section 3.2  Representations and Warranties of Buyer and Apollo ...........    21
                  (a) Corporate Existence ..........................................    21
                  (b) Corporate Power and Authorization ............................    21
                  (c) Validity of Contemplated Transactions, etc ...................    21
                  (d) Buyer Required Consents ......................................    22
                  (e) No Litigation ................................................    22
                  (f) Sufficient Funds .............................................    22
                  (g) SEC Reports and Financial Statements .........................    22
                  (h) Existing Conditions ..........................................    23
         Section 3.3  Survival of Representations and Warranties ...................    23

ARTICLE IV--AGREEMENTS PENDING CLOSING .............................................    23
         Section 4.1  Agreements of Seller Pending the Closing .....................    23
                  (a) Business in the Ordinary Course ..............................    23
                  (b) Existing Condition ...........................................    23
                  (c) Maintenance of Physical Purchased Assets .....................    24
                  (d) Employees and Business Relations .............................    24
                  (e) Maintenance of Insurance .....................................    24
                  (f) Compliance with Laws, etc ....................................    24
                  (g) Conduct of Business ..........................................    24
                  (h) Sale of Purchased Assets; Negotiations .......................    24
                  (i) Access .......................................................    24
                  (j) Press Releases ...............................................    25
                  (k) Confidentiality ..............................................    25
                  (l) Accrediting Bodies and CFP Board .............................    25
                  (m) Required Filings .............................................    25
                  (n) Risk of Loss .................................................    25
                  (o) Refunds ......................................................    25
                  (p) Non-Solicitation .............................................    25
         Section 4.2  Agreements of Buyer Pending the Closing ......................    26
                  (a) Actions of Buyer .............................................    26
                  (b) Confidentiality ..............................................    26
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                  (c) Press Releases ...............................................    26
                  (d) Accrediting Bodies and CFP Board .............................    26
                  (e) Required Filings .............................................    26
         Section 4.3  Form 8-K .....................................................    26
         Section 4.4  Updated Schedules ............................................    27

ARTICLE V--CONDITIONS PRECEDENT TO THE CLOSING .....................................    27
         Section 5.1  Conditions Precedent to Buyer's Obligations ..................    27
                  (a) Representations and Warranties True as of the Closing Date ...    27
                  (b) Compliance with this Agreement ...............................    27
                  (c) Closing Certificate ..........................................    27
                  (d) No Threatened or Pending Litigation ..........................    27
                  (e) Seller Required Consents .....................................    28
                  (f) Accrediting Bodies ...........................................    28
                  (g) CFP Board Recognition ........................................    28
                  (h) Material Adverse Changes .....................................    28
                  (i) Lease Agreement ..............................................    28
                  (j) Opinion of Counsel ...........................................    29
                  (k) Consulting Agreement .........................................    29
         Section 5.2  Conditions Precedent to Seller's Obligations .................    29
                  (a) Representations and Warranties True as of the Closing Date ...    29
                  (b) Compliance with this Agreement ...............................    29
                  (c) Closing Certificate ..........................................    29
                  (d) No Threatened or Pending Litigation ..........................    29
                  (e) Material Adverse Change ......................................    29
                  (f) Lease Agreement ..............................................    29
                  (g) Buyer Required Consents ......................................    30
                  (h) Registration Statement .......................................    30
                  (i) Opinion of Counsel ...........................................    30
                  (j) Form 8-K .....................................................    30

ARTICLE VI--INDEMNIFICATION ........................................................    30
         Section 6.1  General Indemnification Obligation of Seller .................    30
         Section 6.2  General Indemnification Obligation of Buyer ..................    31
         Section 6.3  Indemnification Procedures ...................................    32
         Section 6.4  Payment ......................................................    33
         Section 6.5  Arbitration ..................................................    34
         Section 6.6  Other Rights and Remedies Not Affected .......................    34

ARTICLE VII--POST-CLOSING MATTERS ..................................................    34
         Section 7.1  Employees and Employee Benefit Plans .........................    34
         Section 7.2  Non-Solicitation .............................................    37
         Section 7.3  Discharge of Business Obligations ............................    38
         Section 7.4  Maintenance of Books and Records .............................    38
         Section 7.5  Payments Received ............................................    38
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         Section 7.6  Use of Names .................................................    38
         Section 7.7  UCC Matters ..................................................    39
         Section 7.8  Covenant Not to Compete ......................................    39
         Section 7.9  Discharge of Obligations with Respect to Deferred Tuition Fees    40
         Section 7.10 Confidentiality ..............................................    40
         Section 7.11 Obligation to Students; Teach-Out Commitment .................    40
         Section 7.12 Transition of the Business ...................................    40

ARTICLE VIII--MISCELLANEOUS ........................................................    41
         Section 8.1  Termination ..................................................    41
         Section 8.2  Brokers' and Finders' Fees ...................................    42
         Section 8.3  Sales, Transfer and Documentary Taxes, etc ...................    42
         Section 8.4  Expenses .....................................................    42
         Section 8.5  Contents of Agreement; Parties in Interest; etc ..............    42
         Section 8.6  Assignment and Binding Effect ................................    42
         Section 8.7  Waiver .......................................................    43
         Section 8.8  Notices ......................................................    43
         Section 8.9  Governing Law; Jurisdiction ..................................    44
         Section 8.10 No Benefit to Others .........................................    44
         Section 8.11 Headings, Gender and "Person" ................................    44
         Section 8.12 Schedules and Exhibits .......................................    44
         Section 8.13 Severability .................................................    44
         Section 8.14 Counterparts .................................................    44
         Section 8.15 Effective Date ...............................................    45
         Section 8.16 Guarantee ....................................................    45

Schedule 1.1(a)--Purchased Assets ..................................................    S-1

Schedule 1.1(b)--Excluded Assets ...................................................    S-7

Schedule 1.3(c)(ii)--Registration Procedures .......................................    S-9

Schedule 1.3(d)--Allocation of Purchase Price ......................................    S-12

Schedule 1.4(a)--Assumed Liabilities ...............................................    S-13

Schedule 1.4(a)(i)--Deferred Tuition Fees ..........................................    S-14

Schedule 7.1(a)--Excluded Employees ................................................    S-15

Schedule 7.1(c)--Continuing Employee Base Pay ......................................    S-16

Exhibit A--Form of Assignment and Assumption Agreement and Bill of Sale

Exhibit B--Form of Lease Agreement
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Exhibit C--Assignment of Trademarks, Etc.

Exhibit D--Form of Opinion of Seller's Counsel

Exhibit E--Form of Consulting Agreement

Exhibit F--Form of Opinion of Buyer's Counsel

Disclosure Schedule:

         Seller's Schedules

         3.1(c)   Interests in Other Entities
         3.1(d)   Validity of Contemplated Transactions, Etc.
         3.1(e)   No Third Party Options
         3.1(k)   Existing Conditions
         3.1(l)   Title to Tangible Purchased Assets
         3.1(n)   Compliance with Law; Authorizations
         3.1(o)   Litigation
         3.1(p)   Contracts and Commitments
         3.1(q)   Additional Information
         3.1(s)   Employee Benefit Plans and Arrangements
         3.1(t)   Intellectual Property

         Buyer's Schedules

         3.2(c)   Validity of Contemplated Transactions, Etc.
         3.2(d)   Buyer Required Consents


                                        v
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                             INDEX OF DEFINED TERMS

                                                                            PAGE
                                                                            ----

Accrediting Bodies .......................................................    28
Adjustment Date ..........................................................     7
Affiliate ................................................................    15
Agreement ................................................................     1
Apollo Common Stock ......................................................     2
Apollo SEC Documents .....................................................    22
Arbitrator ...............................................................     7
Assumed Liabilities ......................................................     6
Audited Financial Statements .............................................    11
Authorizations ...........................................................    14
Business .................................................................     1
Buyer Required Consents ..................................................    22
CFP Board ................................................................    28
Claim Notice .............................................................    32
Closing ..................................................................     7
Closing Balance Sheet ....................................................     7
Closing Date .............................................................     7
Closing Financial Statements .............................................     6
COBRA ....................................................................    37
Code .....................................................................    17
Commission ...............................................................     3
Continuing Employees .....................................................    34
Continuing Students ......................................................    40
Contracts ................................................................    15
Control ..................................................................    15
Controlled Group .........................................................    17
DETC .....................................................................    28
Employee Benefit Plan ....................................................    17
Environmental Laws .......................................................    19
ERISA ....................................................................    17
Exchange Act .............................................................     4
Excluded Activities ......................................................    39
Excluded Assets ..........................................................     2
Excluded Liabilities .....................................................     6
Financial Statements .....................................................    11
Hazardous Substances .....................................................    20
HSR Act ..................................................................    25
Indemnified Buyer Party ..................................................    30
Indemnified Seller Party .................................................    31
Intellectual Property ....................................................    19
Inventories ..............................................................   S-1


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Lease Agreement ..........................................................    28
Liabilities ..............................................................     6
Lien .....................................................................     1
Loss .....................................................................    30
Marked Materials .........................................................    39
Multiemployer Plan .......................................................    18
NCA ......................................................................    28
Notice Period ............................................................    32
Party ....................................................................     1
PBGC .....................................................................    18
Permitted Liens ..........................................................    14
Person ...................................................................    44
Plan .....................................................................    18
Purchase Price ...........................................................     2
Purchased Assets .........................................................     1
Purchased Intellectual Property ..........................................    18
Release ..................................................................    20
Securities Act ...........................................................     3
Seller ...................................................................     1
Seller Required Consents .................................................    10
Seller's Documents .......................................................    10
Share Determination Price ................................................     2
Subsidiaries .............................................................    10
Tax Returns ..............................................................    12
Taxes ....................................................................    12
Unaudited Balance Sheet ..................................................    11
Unaudited Balance Sheet Date .............................................    11
Unaudited Financial Statements ...........................................    11


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                            ASSET PURCHASE AGREEMENT

         This ASSET PURCHASE AGREEMENT (this "Agreement") is made and entered into as of August 21, 1997 by and between National Endowment for Financial
Education(R), a Colorado corporation ("Seller"), Apollo Online, Inc., an Arizona corporation or its permitted assignee under Section 8.6 ("Buyer"), and Apollo
Group, Inc., an Arizona corporation ("Apollo"). Seller and Buyer are referred to herein each individually as a "Party" and collectively as the "Parties."


                                    RECITALS

         A. Seller is engaged, in part, in the business of offering and providing distance learning curricula designed for financial services professionals. Such business operations of Seller have been carried on as a distinct business through certain unincorporated divisions (collectively, the "Divisions") under the following names: College for Financial Planning(R);
Institute for Wealth Management(R); Institute for Retirement Planning(R);
American Institute for Retirement Planners, Inc.; and Institute for Tax
Studies(R).

         B. Upon the terms and subject to the conditions contained in this Agreement, Buyer desires to purchase from Seller, and Seller desires to sell, transfer and assign to Buyer, the assets that are held in connection with, necessary for, or material to the business and operations of the Divisions (the
"Business") including those that are specifically described in Section 1.1(a).
Upon the terms and subject to the conditions contained in this Agreement, Buyer has agreed to pay the Purchase Price, as more specifically described in Section
1.3, and to assume certain liabilities related to the Business, as more specifically described in Section 1.4(a).


                                    AGREEMENT

         In consideration of the recitals and of the respective covenants, representations, warranties and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:


ARTICLE I--PURCHASE AND SALE

         SECTION 1.1 Agreement to Sell.

                  (a) Purchased Assets. Upon and subject to the terms and conditions of this Agreement, at the Closing and except as otherwise specifically provided in this Section 1.1, Seller will sell, assign, and transfer to Buyer all of Seller's right, title and interest in and to all of the assets comprising the Business, including those set forth on Schedule 1.1(a) and all goodwill associated therewith (collectively, the "Purchased Assets"), free and clear of all Liens of any nature whatsoever except Permitted Liens. For purposes of this Agreement, "Lien" means any mortgage, pledge, hypothecation, claim, security interest, encumbrance, lease, sublease, license, occupancy agreement, adverse claim or interest, easement, covenant, encroachment, burden, title defect, title retention agreement, voting trust agreement, equity, option, lien, right of first refusal, or charge.

                  (b) Excluded Assets. The assets and rights of Seller that are not Purchased Assets are referred to herein as "Excluded Assets." The Excluded Assets include only the assets and rights specifically set forth or referred to in Schedule 1.1(b).

         SECTION 1.2 Agreement to Purchase. At the Closing, Buyer will purchase the Purchased Assets from Seller, upon and subject to the terms and conditions of this Agreement and in reliance on the representations, warranties and covenants of Seller contained herein, in exchange for the Purchase Price. In addition, at the Closing Buyer will assume and agree to pay, discharge or perform, as applicable, the Assumed Liabilities. Except for the Assumed Liabilities, Buyer will not assume or be responsible for any liabilities or obligations of the Business or Seller.

         SECTION 1.3 The Purchase Price.

                  (a) Purchase Price. The purchase price for the Purchased Assets (the "Purchase Price") will be an amount equal to:

                           (i) $35,000,000, subject to adjustment as provided in
                  (ii) below. The Purchase Price shall be paid part in cash and part in the form of shares of Apollo Common Stock (as defined below) as further set forth in this Section 1.3.

                           (ii) The Purchase Price shall be adjusted as follows:
                  If, as reflected on the Closing Balance Sheet, (i) inventory is less than $500,000, (ii) Accounts Receivable (as defined in Schedule 1.1(a)) is less than $4,700,000, (iii) prepaids and other current assets is less than $190,000, or (iv) accounts payable and other accrued liabilities (with the exception of the deferred tuition fees listed on Schedule 1.4(a)(i)) is greater than $1,000,000, then Seller shall pay to Buyer on the Adjustment Date the aggregate amount of such shortfall, in the case of (i) through (iii), or excess, in the case of (iv).

                  (b) Payment of Purchase Price.

                           (i) On the Closing Date on account of the Purchase
                  Price, Buyer shall pay to Seller a portion of the Purchase Price in the form of Apollo's Class A common stock, no par value, which shall be and which Apollo represents and warrants shall be duly authorized, validly issued, fully paid and nonassessable, issued free of any preemptive rights, and free and clear of all liens or other claims ("Apollo Common Stock"). The aggregate number of shares (rounded up to the nearest whole number) of Apollo Common Stock to be issued to Seller will be equal to $17,500,000 divided by the Share Determination Price, as defined in the following sentence, for the fifth business day immediately prior to the Closing Date. As used herein, the term "Share Determination Price" means, for any applicable date, the average of the closing bid


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                  price of shares of Apollo Common Stock made by Smith Barney,
                  Inc., Alex. Brown & Sons Incorporated, Montgomery Securities and Merrill Lynch & Co. as reported on the NASDAQ National Market, or if unavailable, as reported by Bloomberg Financial Markets on that date.

                           (ii) On the Closing Date on account of the Purchase
                  Price, Buyer shall pay to Seller an amount equal to (A) $35,000,000 less (B) the product obtained by multiplying the number of shares of Apollo Common Stock calculated in clause
                  (i) above times the Share Determination Price for the business day immediately prior to the Closing Date, payable by wire transfer of immediately available funds to such account as Seller designates at least two business days before the Closing Date.

                           (iii) Seller shall make any payment required to be
                  paid pursuant to the purchase price adjustments provided for in this Section 1.3 within seven days after the Adjustment Date, either by wire transfer of immediately available funds or by delivery of a certified or bank cashier's check in the amount of the applicable amount.

                  (c) Apollo Common Stock.

                           (i) No fractional shares of Apollo Common Stock will
                  be issued on account of the purchase under this Agreement.

                           (ii) Apollo will file as soon as practicable after,
                  and no later than two business days after, the date on which Seller's Board of Trustees has approved this Agreement, a registration statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), relating solely to the re-sale by Seller of the Apollo Common Stock and Apollo will use its best efforts to cause the Securities and Exchange Commission (the "Commission") to declare such registration statement effective on the Closing Date; and in addition to the following provisions of this Section 1.3(c), the registration procedures set forth in Schedule 1.3(c)(ii) shall apply to such registration;

                           (iii) Apollo represents and warrants that there are
                  no requirements to register or qualify such Apollo Common Stock under any "blue sky" law, but to the extent any such requirement does exist, Apollo will use its best efforts to register or qualify such Apollo Common Stock for sale in such states as Seller reasonably designates and to keep such registration or qualification in effect for so long as the registration statement filed under the Securities Act remains in effect, provided, however, that Apollo will not be required in connection therewith or as a condition thereto to (x) qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless Apollo is already subject to service in such jurisdiction, (y) subject itself to taxation in any such jurisdiction, or (z) register as a securities broker or dealer in any such jurisdiction;


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                           (iv) Apollo will prepare and file with the Commission
                  such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to update and keep such registration statement effective continuously until the later of (A) disposition by Seller of all of the Apollo Common Stock and (B) one year after the Closing Date (exclusive of any period during which any stop order shall be in effect suspending the effectiveness and any suspension period under subsection (c)(v) of Schedule 1.3(c)(ii)) or, if the exemption under Rule 144 is not then available, then for a period of three years after the Closing Date, and to comply with the provisions of the Securities Act with respect to the sale of all securities covered by such registration statement; and

                           (v) All expenses incurred by Apollo or its affiliates
                  in complying with this Section 1.3(c), including, without limitation, all registration and filing fees, printing expenses, and fees and disbursements of counsel for Apollo and its affiliates and any accountants, underwriters or brokers will be borne by Apollo. All selling commissions applicable to sales of Apollo Common Stock by Seller and all reasonable fees and disbursements of counsel for Seller in connection therewith will be borne by Seller.

                           (vi) Apollo will indemnify Seller and its officers,
                  directors and each Person that controls Seller within the meaning of applicable federal securities laws (including without limitation Section 11 and Section 12(2) of the Securities Act and the rules and regulations promulgated thereunder and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder) with respect to the registration effected in compliance with this Section 1.3(c) against all claims, losses, damages and liabilities (or actions in respect thereto) and expenses (including reasonable attorneys' fees) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact (including any material fact with respect to the effect of the transaction under this Agreement on Apollo) contained in the registration statement or related prospectus effected pursuant to Section 1.3(c)(ii) of this Agreement (or, subject to the proviso at the end of this paragraph of this clause (vi), in any document incorporated therein by reference), or based on any omission (or alleged omission) to state therein a material fact (including any material fact with respect to the effect of the transaction under this Agreement on Apollo) required to be stated therein (or, subject to the proviso at the end of this paragraph of this of clause (vi), in any document incorporated therein by reference) or necessary to make the statements therein (or, subject to the proviso at the end of this paragraph of this clause (vi), in any document incorporated therein by reference) not misleading, or any violation by Apollo of any rule or regulation promulgated under any securities law applicable to Apollo and relating to action or inaction required of Apollo in connection with any such registration, and will reimburse Seller for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim loss, damage, liability or action; provided that Apollo will not be liable in any case to the extent that any such claim, loss, damage or liability arises out of or is based upon any such untrue statement or omission made therein in reliance upon and in conformity with written information furnished to Apollo by or on behalf of Seller specifically for inclusion therein (or specifically for inclusion in any document incorporated therein by reference). This indemnity will be in addition to any liability which Apollo may otherwise have.

                  Seller will indemnify Apollo and its officers, directors and each Person that controls Apollo within the meaning of applicable federal securities laws (including without limitation Section 11 and Section 12(2) of the Securities Act and the rules and regulations promulgated thereunder and the Exchange Act and the rules and regulations promulgated thereunder) with respect to the registration effected in compliance with this Section 1.3(c) against all claims, losses, damages and liabilities (or actions in respect thereto) and expenses (including reasonable attorneys' fees) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the registration statement or related prospectus effected pursuant to Section 1.3(c)(ii) of this Agreement (or in any document incorporated therein by reference), or based on any omission (or alleged omission) to state therein (or in any document incorporated therein by reference) a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that any such claim, loss, damage or liability arises out of or is based upon any such untrue statement or omission made therein in reliance upon and in conformity with written information furnished to Apollo by or on behalf of Seller specifically for inclusion therein (or specifically for inclusion in any document incorporated therein by reference) and will reimburse Apollo for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action.

                           (vii) Apollo represents and warrants and covenants
                  that (a) the registration statement effected pursuant to
                  Section 1.3(c)(ii) and any amendment thereto and any prospectus forming a part thereof and any amendment or supplement thereto complies or will comply, as applicable, with the Securities Act and the rules and regulations of the SEC promulgated thereunder and (b) the registration statement and any amendment thereto does not or will not, as applicable, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein (or in any document incorporated therein by reference) not misleading and (c) any prospectus forming a part of the registration statement and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order make the statements, in the light of the circumstances under which they were made, not misleading (including, in each case, any material fact with respect the effect of the transaction under this Agreement on Apollo); provided that Apollo will not be liable in any case to the extent that any such claim, loss, damage or liability arises out of or is based upon any such untrue statement or omission made therein in reliance upon and in conformity with written information furnished to Apollo by or on behalf of Seller specifically for inclusion therein (or specifically for inclusion in any document incorporated therein by reference).

                  (d) Allocation of Purchase Price. The Purchase Price and the Assumed Liabilities will be allocated among the Purchased Assets acquired hereunder as described on Schedule 1.3(d). Seller and Buyer hereby covenant and agree that they will not take a position on any income tax return, before any governmental agency charged with the collection of any income tax, or in any judicial proceeding that is in any way inconsistent with the terms of this Section 1.3(d).

         SECTION 1.4 Assumption of Liabilities.

                  (a) At the Closing Buyer will assume and agree to pay, discharge and/or perform, as appropriate, all of the Liabilities set forth on Schedule 1.4(a) (collectively, the "Assumed Liabilities").

                  (b) Except as provided in Section 1.4(a), Buyer will not assume any Liability of Seller or the Business. All Liabilities of Seller and/or the Business that are not assumed by Buyer are referred to herein collectively as the "Excluded Liabilities."

                  (c) For purposes of this Agreement, "Liabilities" includes without limitation any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility.

         SECTION 1.5 Closing Financial Statements.

                  (a) Not later than 25 days after the Closing Date, Seller will cause to be prepared and delivered to Buyer the balance sheet of the Business at the Closing Date and the related statement of income, statement of cash flows, and notes of the Business for the period from the Unaudited Balance Sheet Date until the Closing Date (collectively, the "Closing Financial Statements"), in accordance with generally accepted accounting principles consistently applied by Seller in accordance with past practice for the financial statements described in
         Section 3.1(f). Such balance sheet will specifically identify all assets reflected thereon that are not included in the Purchased Assets and all Liabilities reflected thereon that are not Assumed Liabilities.

                  (b) Any dispute that may arise between Seller and Buyer as to the Closing Financial Statements and/or the amount of the post-closing adjustments pursuant to Section 1.3(a)(ii) will be resolved in the following manner:

                           (i) if Buyer disputes the Closing Financial
                  Statements or the amount of the post-closing adjustments pursuant to Section 1.3(a)(ii), then within 15 days after Seller's delivery of the Closing Financial Statements pursuant to Section 1.5(a), Buyer will notify Seller in writing that Buyer disputes the Closing Financial Statements and/or the amount of the post-closing adjustments pursuant to

                  Section 1.3(a)(ii) and such notice will specify in reasonable detail the nature of the dispute;

                           (ii) during the 15-day period following the date
                  Seller receives such notice, Seller and Buyer will attempt to resolve such dispute and to determine the appropriateness of the Closing Financial Statements and/or the post-closing adjustments pursuant to Section 1.3(a)(ii); and

                           (iii) if at the end of the 15-day period specified in
                  Section 1.5(b)(ii), Seller and Buyer have failed to reach a written agreement with respect to such dispute, the matter will be referred to the Denver office of Arthur Andersen LLP, independent certified public accountants (the "Arbitrator"), which will act as an arbitrator and will issue its report as to the Closing Financial Statements or the post-closing adjustments pursuant to Section 1.3(a)(ii) within 60 days after such dispute is referred to the Arbitrator. Each Party will bear all costs and expenses incurred by it in connection with such arbitration, except that the fees and expenses of the Arbitrator hereunder will be borne equally by Seller and Buyer. This provision for arbitration is specifically enforceable by the Parties and the decision of the Arbitrator in accordance with the provisions hereof will be final and binding and there will be no right of appeal therefrom.

                  (c) References in this Agreement to the "Closing Balance Sheet" mean the balance sheet of the Business at the Closing Date, prepared and reviewed as described in this Section 1.5. The "Adjustment Date" will be the later of (i) the 15th day after Seller's delivery of the Closing Financial Statements pursuant to Section 1.5(a) and (ii) the date on which all disputes concerning the Closing Financial Statements and/or the post-closing adjustments pursuant to Section 1.3(a)(ii) are resolved pursuant to Section 1.5(b).


ARTICLE II--CLOSING; ITEMS TO BE DELIVERED; THIRD PARTY CONSENTS;
CHANGE IN NAME AND FURTHER ASSURANCES

         SECTION 2.1 Closing. The closing (the "Closing") of the sale and purchase of the Purchased Assets will take place (with a pre-closing held the business day prior to the Closing Date) at the offices of Holme Roberts & Owen LLP located at 1700 Lincoln Street, Suite 4100, Denver, Colorado, at 8:00 a.m. local time (or such other time and place as the Parties shall agree), on September 24, 1997 if all of the conditions under Article V have been satisfied or waived on or before such date, provided that if the Parties shall agree to an earlier date and all of the conditions under Article V shall have been satisfied or waived on such earlier date, then on such earlier date, or, if all of such conditions have not been satisfied or waived on or before September 24, 1997, then on the date that is the business day that is three business days after the satisfaction or waiver of all conditions under Article V, but in no event later than 60 days after the date of this Agreement. The date on which the Closing occurs is referred to herein as the "Closing Date."

         SECTION 2.2 Items to Be Delivered at Closing. At the Closing and subject to the terms and conditions herein contained:

                  (a) Seller will deliver, or cause to be delivered, to Buyer the following:

                           (i) an executed copy of the Assignment and Assumption
                  Agreement and Bill of Sale substantially in the form attached hereto as Exhibit A;

                           (ii) an executed copy of the Lease Agreement
                  substantially in the form attached hereto as Exhibit B;

                           (iii) an executed original of the Assignment of
                  Trademarks, Etc. substantially in the form attached hereto as Exhibit C; and

                           (iv) all of the Contracts, bids, quotations,
                  proposals, instruments, computer programs and software, related object and source codes, manuals and guidebooks, price books and price lists, customer and subscriber lists, mailing lists and databases whether in the form of computer tapes or otherwise (it being understood that, Seller, upon three days' prior notice to Apollo at any time and from time to time, and unless Apollo reasonably objects within such three-day period, may access a copy of such mailing lists and databases and may continue to use them free of charge after the Closing for 180 days after the Closing Date in connection with any activities that do not constitute a breach of Seller's obligations under
                  Section 7.8), supplier lists, sales records, correspondences, legal opinions, rulings issued by governmental entities, and other documents, books, records, papers, files, office supplies and data belonging to Seller that are part of the Purchased Assets.

         and simultaneously with such delivery, all such steps will be taken as may be required to put Buyer in actual possession and operating control of the Purchased Assets.

                  (b) Buyer will deliver, or cause to be delivered, to Seller the following:

                           (i) the cash and Apollo Common Stock in accordance
                  with Section 1.3(b);

                           (ii) an executed copy of the Assignment and
                  Assumption Agreement and Bill of Sale substantially in the form attached hereto as Exhibit A; and

                           (iii) an executed copy of the Lease Agreement
                  substantially in the form attached hereto as Exhibit B.

                  (c) At or before the Closing, the Parties will also deliver to each other the agreements, opinions, certificates and other documents and instruments referred to in Article V.

         SECTION 2.3 Third Party Consents. Notwithstanding anything to the contrary in this Agreement, this Agreement does not constitute an agreement to assign or transfer any Authorization, instrument, Contract, or other agreement or arrangement or any claim, right or benefit arising thereunder or resulting therefrom if an assignment or transfer or an agreement to make such an assignment or transfer without the consent of a third party would constitute a material breach or violation thereof or materially and adversely affect the rights of Buyer or Seller thereunder; and any transfer or assignment to Buyer by Seller of any interest under any such Authorization, instrument, Contract, or other agreement or arrangement that requires the consent of a third party will be made subject to such consent or approval being obtained. If any Required Consent is not obtained on or before the Closing Date and Buyer waives such Required Consent as a condition to its obligation to consummate the transactions contemplated under this Agreement, then Seller and Buyer will continue to use all reasonable efforts to obtain any such Required Consent after the Closing Date until such time as such Required Consent has been obtained or it becomes reasonably evident that such Required Consent is not reasonably obtainable, and Seller will cooperate with Buyer in any lawful and economically feasible arrangement to provide that Buyer will receive Seller's interest in the benefits under any such Authorization, instrument, Contract, or other agreement or arrangement, including performance by Seller as agent, if economically feasible, but Buyer must undertake to pay or satisfy the corresponding liabilities for the enjoyment of such benefit to the extent Buyer would have been responsible therefor hereunder if such Required Consent had been obtained. Seller will pay and discharge, and will indemnify and hold Buyer harmless from and against, any and all out-of-pocket costs of seeking to obtain or obtaining any such Required Consent whether before or after the Closing Date, as long as Seller has approved in advance any such expenditure by Buyer in excess of $5,000.

         SECTION 2.4 Further Assurances. From time to time after the Closing, at Buyer's request Seller will execute, acknowledge and deliver to Buyer such other instruments of conveyance and transfer and will take such other actions and execute and deliver such other documents, certifications and further assurances as Buyer may reasonably require to vest in Buyer, or to put Buyer in possession of, any of the Purchased Assets, or to enable Buyer to complete, perform or discharge any of the Assumed Liabilities. Each Party will cooperate with the other Party and each Party will execute and deliver to the other Party such other instruments and documents and take such other actions as may be reasonably requested from time to time by the other Party as necessary to carry out, evidence and confirm the intended purposes of this Agreement.


ARTICLE III--REPRESENTATIONS AND WARRANTIES

         SECTION 3.1 Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer as follows:

                  (a) Corporate Existence. Seller is a non-profit corporation duly organized, validly existing and in good standing under the laws of the State of Colorado.

                  (b) Corporate Power and Authorization; Enforceable Obligations. Subject to the approval of Seller's Board of Trustees, (i) Seller has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, (ii) Seller's execution and delivery of this Agreement, and its performance of its obligations hereunder, have been duly authorized by all necessary corporate action, and (iii) this Agreement has been, and the other agreements, documents and instruments required to be delivered by Seller in accordance with the provisions hereof (collectively, "Seller's Documents") will be, duly executed and delivered on behalf of Seller by duly authorized officers of Seller, and this Agreement constitutes, and Seller's Documents when executed and delivered will constitute, the valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.

                  (c) Interests in Other Entities. Except as set forth in
         Section 3.1(c) of the Disclosure Schedule, no shares of any corporation or any ownership or other investment interest, either of record, beneficially or equitably, in any association, partnership, joint venture or other legal entity are included in the Purchased Assets. Any entities set forth in Section 3.1(c) of the Disclosure Schedule are hereinafter referred to collectively as the "Subsidiaries."

                  (d) Validity of Contemplated Transactions, etc. Except as set forth in Section 3.1(d) of the Disclosure Schedule, neither Seller's execution and delivery of this Agreement nor its performance of its obligations hereunder does or will violate any of the following:

                           (i) any existing law, ordinance, or governmental rule
                  or regulation to which Seller is subject,

                           (ii) any judgment, order, writ, injunction, decree or
                  award of any court, arbitrator or governmental or regulatory official, body or authority that is applicable to Seller, and

                           (iii) the articles of incorporation or bylaws of
                  Seller.

         Except for approvals required by the Federal Trade Commission or other agencies for purposes of complying with the HSR Act and the rules and regulations promulgated thereunder and as set forth in Section 3.1(d) of the Disclosure Schedule, no authorization, approval or consent of, and no registration or filing with, any governmental or regulatory official, body or authority or any other Person is required in connection with the execution, delivery or performance of this Agreement by Seller. Except as set forth in Section 3.1(d) of the Disclosure Schedule, neither Seller's execution and delivery of this Agreement nor its performance of its obligations hereunder does or will result in the breach of, or require the consent of any other Person under, or give any party the right to terminate, modify, accelerate or otherwise change the existing rights or obligations of Seller under, any Authorization or Contract or other document or oral or written understanding to which Seller is a party or by which any Purchased Asset may be bound. For purposes of this Agreement, "Seller Required Consents" means those consents or approvals designated as "Seller Required Consents" in Section 3.1(d) of the Disclosure Schedule. Subject to Section 3.1(z), the Seller Required Consents constitute all of the consents or approvals material to the Business as currently operated.

                  (e) No Third Party Options. Except as set forth in Section 3.1(e) of the Disclosure Schedule, there are no existing agreements with, options held by, commitments to, or rights of, any Person to acquire any of the Purchased Assets or any interest therein, except for those Contracts entered into in the normal course of the Business consistent with past practice for the sale of inventory of Seller.

                  (f) Financial Statements. Seller has delivered to Buyer true and complete copies of (i) the audited financial statements of Seller including the Business as at and for the one-year period ended September 30, 1996, including a balance sheet, statements of income and net assets and a statement of cash flows, together with a report thereon by Seller's Accountants (the "Audited Financial Statements"); and (ii) unaudited financial statements of Seller including the Business as at and for the ten-month period ended July 31, 1997, including a balance sheet and statements of income and net assets (the "Unaudited Financial Statements" and, together with the Audited Financial Statements, the "Financial Statements"). The Audited Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The Unaudited Financial Statements are complete and correct in all material respects and have been prepared in all material respects on a basis consistent with the Audited Financial Statements, except that the Unaudited Financial Statements do not contain notes and may be subject to normal audit adjustments. The Unaudited Balance Sheet specifically identifies the assets and liabilities that, if the Closing had been held on the Unaudited Balance Sheet Date, would have been transferred to or assumed by Buyer in accordance herewith. References in this Agreement to the "Unaudited Balance Sheet" mean the balance sheet of the Business as of July 31 1997 referred to above; and references in this Agreement to the "Unaudited Balance Sheet Date" mean July 31, 1997.

                  (g) Accounts Receivable and Notes Receivable. The accounts receivable of Seller arising from the Business as set forth on the Unaudited Balance Sheet or arising since the date thereof (i) are valid and genuine; (ii) have arisen solely out of bona fide sales and deliveries of goods, performance of services and other transactions in the ordinary course of the Business consistent with past practice;
         (iii) are not subject to valid defenses, set-offs or counterclaims; and
         (iv) are collectible within 120 days after billing at the full recorded amount thereof less, in the case of accounts receivable appearing on the Unaudited Balance Sheet, the recorded allowance for collection losses on the Unaudited Balance Sheet. The notes receivable of Seller arising from the Business as set forth on the Unaudited Balance Sheet or arising since the date thereof (i) are valid and genuine; (ii) have arisen solely out of bona fide sales and deliveries of goods, performance of services and other transactions in the ordinary course of the Business consistent with past practice; (iii) are not subject to valid defenses, set-offs or counterclaims; and (iv) are collectible according to the terms thereof at the recorded amount thereof. The allowance for collection losses on the Unaudited Balance

         Sheet has been determined in accordance with generally accepted accounting principles consistent with past practice.

                  (h) Inventory. All inventory of Seller used in the conduct of the Business and reflected on the Unaudited Balance Sheet or acquired since the date thereof (i) was acquired and has been maintained in the ordinary course of the Business and (ii) is valued at reasonable amounts based on the ordinary course of the Business during the past six months. Seller is not under any Liability with respect to the return of inventory in the possession of wholesalers, retailers or other customers.

                  (i) Tax and Other Returns and Reports. All federal, state, local and foreign tax returns, reports, statements and other similar filings required to be filed by Seller with respect to the Business (collectively, the "Tax Returns") before the date hereof with respect to any federal, state, local or foreign taxes, assessments, interest, penalties, deficiencies, fees and other governmental charges or impositions, (including without limitation all income tax, unemployment compensation, social security, payroll, sales and use, excise, privilege, property, ad valorem, franchise, license, school and any other tax or similar governmental charge or imposition under laws of the United States or any state or municipal or political subdivision thereof or any foreign country or political subdivision thereof) (collectively, the "Taxes") have been filed with the appropriate governmental agencies in all jurisdictions in which such Tax Returns are required to be filed, and all such Tax Returns properly reflect the liabilities of Seller with respect to the Business for Taxes for the periods, property or events covered thereby. All Taxes with respect to the Business, including without limitation those that are called for by the Tax Returns, or heretofore or hereafter claimed to be due by any taxing authority from Seller, have been properly accrued or paid. The accruals for Taxes contained in the Unaudited Balance Sheet are adequate to cover the tax liabilities of Seller with respect to the Business as of that date and nothing has occurred after that date to make any of such accruals inadequate. Seller has not received any notice of assessment or proposed assessment in connection with any Tax Returns and there are no pending tax examinations of or tax claims asserted against Seller or any of the Purchased Assets. Seller has not extended, or waived the application of, any statute of limitations of any jurisdiction regarding the assessment or collection of any Taxes. There are no tax Liens (other than Liens for current taxes not yet due and payable) on any of the Purchased Assets. Seller has made all deposits required by law to be made with respect to employees' withholding and other employment taxes, including without limitation the portion of such deposits relating to taxes imposed upon Seller.

                  (j) Books of Account. The books, records and accounts of Seller maintained with respect to the Business accurately and fairly, in all material respects, reflect the transactions and the assets and liabilities of Seller with respect to the Business. Seller has not engaged in any transaction with respect to the Business, maintained any bank account for the Business or used any of the funds of Seller in the conduct of the Business except for transactions, bank accounts and funds that have been and are reflected in the normally maintained books and records of the Business.

                  (k) Existing Conditions. Except as set forth in Section 3.1(k) of the Disclosure Schedule and except as may otherwise expressly be permitted by this Agreement, since the Unaudited Balance Sheet Date, Seller with respect to the Business has not:

                           (i) incurred any Liabilities in excess of $10,000,
                  other than Liabilities incurred in the ordinary course of the Business consistent with past practice, or discharged or satisfied any Lien in excess of $10,000, or paid any Liabilities in excess of $10,000, other than in the ordinary course of the Business consistent with past practice, or failed to pay or discharge when due any Liabilities with respect to which the failure to pay or discharge has caused or will cause damage to, or risk of loss of, any Purchased Asset with a value in excess of $10,000;

                           (ii) sold, assigned or transferred any assets with a
                  value in excess of $10,000 that would have been included in the Purchased Assets if the Closing had been held on the Unaudited Balance Sheet Date or on any date since then, except for the sale of such assets in the ordinary course of the Business consistent with past practice;

                           (iii) mortgaged, pledged or subjected any of the
                  Purchased Assets to any Lien except for Permitted Liens;

                           (iv) made or suffered any amendment or termination of
                  any Contract involving in excess of $10,000 to which it is a party or by which it is bound, or canceled, modified or waived any debts or claims in excess of $10,000 held by it, or waived any rights of substantial value whether or not in the ordinary course of the Business;

                           (v) suffered any damage, destruction or loss in
                  excess of $10,000, whether or not covered by insurance, adversely affecting the Purchased Assets or the Business or suffered any repeated, recurring or prolonged shortage, cessation or interruption of supplies or utility or other services required to conduct the Business;

                           (vi) suffered any material adverse change in the
                  Purchased Assets or the business, operations or condition (financial or otherwise) of the Business;

                           (vii) received notice or had knowledge of any actual
                  or threatened labor troubles, strike or other occurrence, event or condition of any similar character with respect to Seller's employees that has had or will have an adverse effect on the Purchased Assets or the Business;

                           (viii) made commitments or agreements for capital
                  expenditures or capital additions or betterments exceeding in the aggregate $10,000, except such as may be involved in ordinary repair, maintenance or replacement of any of the Purchased Assets;

                           (ix) increased the salaries or other compensation of,
                  or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or made any increase in, or any addition to, other benefits to which any of its employees may be entitled;

                           (x) changed any of the accounting principles followed
                  by it or the methods of applying such principles;

                           (xi) entered into any transaction other than in the
                  ordinary course of the Business consistent with past practice; or

                           (xii) received notice or become aware of any
                  condition which would result in student cancellations and/or student note defaults to increase above a level substantially consistent with the past experience of the Business in the ordinary course.

                  (l) Title to Tangible Purchased Assets. Seller has good and valid title to all of its tangible assets that are included in the Purchased Assets, including without limitation all assets reflected in the Unaudited Balance Sheet (except for inventory sold since the date thereof in the ordinary course of the Business consistent with past practice) free and clear of all Liens except for (i) Liens for Taxes not yet due and payable or which are being contested in good faith and by appropriate proceedings and (ii) Liens disclosed in Section 3.1(l) of the Disclosure Schedule (such Liens described in clauses (i) and (ii), the "Permitted Liens").

                  (m) Condition of Tangible Purchased Assets. All tangible assets that are included in the Purchased Assets are in good operating condition and repair, subject to normal wear and maintenance, are usable in the ordinary course of the Business and substantially conform to all applicable laws, ordinances, codes, rules and regulations, and Authorizations relating to their manufacture, use and operation.

                  (n) Compliance with Law; Authorizations. Seller is not in violation of any law, ordinance, or governmental or regulatory rule or regulation, whether federal, state, local or foreign, to which the Business or the Purchased Assets are subject. Seller owns, holds, or lawfully uses in the operation of the Business all franchises, licenses, permits, easements, rights, applications, filings, registrations and other authorizations (collectively, "Authorizations") that are necessary for the conduct of the Business as now conducted or for the ownership and use of the Purchased Assets, free and clear of all Liens other than Permitted Liens; it being understood that the term "Authorizations" does not include any rights, applications, filings, registrations and other authorizations relating to any Accrediting Body or the CFP Board. All Authorizations are listed and described in
         Section 3.1(n) of the Disclosure Schedule. Seller is not in default, nor has Seller received any notice of any claim of default, with respect to any Authorization. No Authorization will be adversely affected by consummation of the transactions contemplated hereby. No director, officer, employee or former employee of Seller or any Affiliate of Seller, or any other Person, owns or has any interest in any Authorization that Seller owns, holds or uses in the operation of the Business as now conducted. For purposes of this Agreement, "Affiliate" of any Person means any Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the first Person. "Control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

                  (o) Litigation. Except as set forth in Section 3.1(o) of the Disclosure Schedule, no litigation, including any arbitration, investigation or other proceeding of or before any court, arbitrator or governmental or regulatory official, body or authority is pending or, to the best knowledge of Seller, threatened against Seller with respect to the Business, the Purchased Assets or the transactions contemplated by this Agreement. Seller is not a party to or subject to the provisions of any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority that will adversely affect the Business, the Purchased Assets or the transactions contemplated hereby.

                  (p) Contracts and Commitments.

                           (i) Section 3.1(p) of the Disclosure Schedule
                  contains a list, which is correct and complete, of all agreements, contracts, commitments and other instruments and arrangements (whether written or oral) of the types described below (y) by which any Purchased Asset is bound or affected or
                  (z) to which Seller is a party or by which it is bound in connection with the Business or the Purchased Assets (collectively, the "Contracts"):

                                    (A) except with respect to employees who are
                           not Continuing Employees, employment, consulting, agency, collective bargaining or other similar contracts, agreements, and other instruments and arrangements relating to or for the benefit of current, future or former employees, officers, directors, sales representatives, distributors, dealers, agents, independent contractors or consultants;

                                    (B) orders and other contracts for the
                           purchase or sale of materials, supplies, products or services, each of which involves aggregate payments in excess of $20,000;

                                    (C) contracts with respect to which the
                           aggregate amount that could reasonably be expected to be paid or received by Seller with respect to the Business thereunder in the future exceeds $20,000 per annum or $40,000 in the aggregate;

                                    (D) sales agency, manufacturer's
                           representative, marketing or distributorship agreements;

                                    (E) contracts, agreements or arrangements
                           with respect to the representation of the Business in foreign countries;

                                    (F) except with respect to any person who is
                           not a Continuing Employee, contracts, agreements or commitments with any employee, director, officer or Affiliate of Seller;

                                    (G) leases under which Seller is either
                           lessor or lessee;

                                    (H) loan agreements, indentures, letters of
                           credit, mortgages, security agreements, pledge agreements, deeds of trust, bonds, notes, guarantees, and other agreements and instruments relating to the borrowing of money or obtaining of or extension of credit;

                                    (I) licenses, licensing arrangements and
                           other contracts providing in whole or in part for the use of, or limiting the use of, any Intellectual Property; or

                                    (J) any other contracts, agreements or
                           commitments that are material to the Business.

                           (ii) All Contracts are in full force and effect and
                  enforceable against each party thereto. There does not exist under any Contract any event of default or event or condition that, after notice or lapse of time or both, would constitute a violation, breach or event of default thereunder on the part of Seller or, to the best knowledge of Seller, any other party thereto except as set forth in Section 3.1(p) of the Disclosure Schedule.

                  (q) Additional Information. Section 3.1(q) of the Disclosure Schedule contains lists and/or summary descriptions, which are correct and complete, of the following:

                           (i) all inventory, equipment, furniture and fixtures
                  of Seller included in the Purchased Assets as of the Unaudited Balance Sheet Date, specifying such items as owned or leased;

                           (ii) the name and address of every bank and other
                  financial institution with which Seller maintains any account, lockbox or safe deposit box for the Business, and the account numbers and names of Persons having signing authority or other access thereto; and

                           (iii) the names and titles of all employees of Seller
                  engaged in the conduct of the Business.

                  (r) Labor Matters.

                           (i) Seller has not suffered any strike, slowdown,
                  picketing or work stoppage by any union or other group of employees affecting the Business.

                           (ii) With respect to the Business, Seller is not a
                  party to any collective bargaining agreement, no such agreement determines the terms and conditions of employment of any employee of Seller, no collective bargaining agent has been certified as a representative of any of the employees of Seller, and no representation campaign or election is now in progress with respect to any of the employees of Seller.

                  (s) Employee Benefit Plans and Arrangements.

                           (i) Section 3.1(s) of the Disclosure Schedule sets
                  forth a complete and correct list of all "employee benefit plans" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), bonus, retirement, pension, profit-sharing, thrift, incentive, employment, severance, deferred or other compensation or welfare benefit plans, programs, agreements or arrangements of, or applicable to employees of, Seller that are maintained on the Closing Date and that cover any Continuing Employees or that have been maintained, administered, or contributed to by Seller or any member of a controlled or affiliated group within the meaning of Section 414(b), (c), (m) or (o) of the Code (a "Controlled Group") of which Seller is a member since January 1, 1992 (each, an "Employee Benefit Plan"). Seller has furnished Buyer with a true and complete copy of the descriptions of the Employee Benefit Plans furnished to employees.

                           (ii) Seller and each member of a Controlled Group of
                  which Seller is a member that is participating or has participated in an Employee Benefit Plan, and each Employee Benefit Plan, is in material compliance with all requirements of any and all applicable statutes, orders, and governmental rules and regulations as in effect from time to time, including without limitation ERISA, the Internal Revenue Code of 1986, as amended (the "Code"), and judicial interpretations thereof.

                           (iii) Neither Seller nor any member of a Controlled
                  Group has contributed to or incurred any liability, whether primary or secondary, to a multiemployer plan (as defined in Section 3(37) of ERISA.

                           (iv) Seller, either directly or indirectly as a
                  member of a Controlled Group, does not have any liability that remains unsatisfied as of the date hereof (A) for the termination of any single employer plan under Sections 4062 or 4064 of ERISA or any multiple employer plan under Section 4063 of ERISA, (B) for any interest payments under Section 302(e) of ERISA or Section 412(m) of the Code, (C) for any excise tax imposed by Sections 4971 or 4975 of the Code, (D) for any minimum funding contributions under Section 302(c)(11) of ERISA or Section 412(c)(11) of the Code, (E) for any accumulated funding deficiency within the meaning of Section 412(a) of the Code, whether or not waived, or (F) to the Internal Revenue Service, the Department of Labor, the Pension Benefit Guaranty Corporation (the "PBGC"), or any employee benefit plan or plan within the meaning of Section 3(3) of ERISA (each, a "Plan") or any multiemployer plan as defined in Section 3(37) of ERISA (each, a "Multiemployer Plan") under Subtitles D or E of Title IV of ERISA or under Subchapter D of Chapter I of Subtitle A of the Code.

                           (v) Seller and the members of its Controlled Group
                  have complied in all material respects with the notice and continuation coverage requirements of Section 4980B of the Code and Sections 601 through 608 of ERISA.

                  (t) Intellectual Property.

                           (i) Section 3.1(t) of the Disclosure Schedule, which
                  is correct and complete, sets forth all Intellectual Property that (A) Seller owns and/or has the right to use pursuant to license, sublicense, agreement or permission, and (B) is included in the Purchased Assets (the "Purchased Intellectual Property"). The Purchased Intellectual Property is free from any Liens (other than Permitted Liens) and, except as noted in the Agreements identified in Section VIII of Section 3.1(t) of the Disclosure Schedule, free from any requirement of any royalty payments, license fees, charges or other payments, conditions or restrictions. The Purchased Intellectual Property comprises all of the Intellectual Property necessary for Buyer to conduct and operate the Business as now conducted by Seller, subject to the provisions of Section 3.1(z).

                           (ii) Immediately after Closing, Buyer's ownership
                  and/or right to use the Purchased Intellectual Property (A) will be the same as Seller's immediately before the Closing and (B) will be free from any Liens (other than Permitted Liens) and, except as noted in the Agreements identified in
                  Section VIII of Section 3.1(t) of the Disclosure Schedule, free from any requirement of any royalty payments, license fees, charges or other payments, conditions or restrictions.

                           (iii) Section 3.1(t) of the Disclosure Schedule sets
                  forth all agreements (A) pursuant to which Seller has licensed Purchased Intellectual Property, or has permitted any Person to use any of the Purchased Intellectual Property, and (B) pursuant to which Seller has had Purchased Intellectual Property licensed to it, or has otherwise been permitted to use Purchased Intellectual Property. All of such agreements
                  (X) are in full force and effect in accordance with their terms and no default exists thereunder by Seller, or to the knowledge of Seller, by any other party thereto, (Y) are free and clear of all Liens (other than Permitted Liens), and (Z) except as may be provided in Contracts specifically identified in Section 3.1(d) of the Disclosure Schedule as requiring consents for assignment, do not contain any change-in-control provisions or other terms or conditions that will become applicable or inapplicable as a result of the Closing.

                           (iv) Except as set forth in Section 3.1(t) of the
                  Disclosure Schedule, no claim or demand has been made, nor is there any proceeding that is pending, or to Seller's knowledge, threatened, that (A) challenges Seller's rights in the Purchased Intellectual Property, (B) asserts that any of the Purchased Intellectual Property infringes or otherwise conflicts with a Person's alleged Intellectual Property, or
                  (C) claims that any default exists under any agreement listed in Section 3.1(t) of the Disclosure Schedule. None of the Purchased Intellectual Property is subject to any outstanding order, ruling, decree, judgment or stipulation by or with any court, arbitrator, or administrative agency, or has been the subject of any litigation within the five years prior to the Closing Date, whether or not resolved in favor of Seller.

                           (v) For purposes of this Agreement, "Intellectual
                  Property" means any and all (A) trademarks, service marks, trade names, logos, business and product names, slogans, and registrations and applications for registration thereof; (B) works in which copyright may be claimed (including software), and registrations and applications for registration thereof;
                  (C) inventions, processes, designs, formulae, trade secrets, know-how, confidential and technical information, product specifications and confidential business information (including all of the foregoing as they relate to software);
                  (D) intellectual property rights similar to any of the foregoing; and (E) copies and tangible embodiments thereof (in whatever form or medium, including electronic media).

                  (u) Environmental Matters.

                           (i) Seller has complied and is in compliance in all
                  material respects with all applicable Environmental Laws pertaining to the Business and its operation or any of the Purchased Assets and their use and ownership. Seller has not received any notice of any alleged violation by Seller of any applicable Environmental Law relating to any of the Purchased Assets or the Business.

                           (ii) For purposes of this Agreement:

                                    (A) "Environmental Laws" means all
                           applicable laws relating to the protection of the environment, to human health and safety, or to any emission, discharge, generation, processing, storage, holding, abatement, existence, Release, threatened Release or transportation of any Hazardous Substances, including without limitation (x) the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, and the Occupational Safety and Health Act, (y) all other requirements pertaining to reporting, licensing, permitting, investigation or remediation of emissions, discharges, Releases or threatened Releases of Hazardous Substances into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport or handling of Hazardous

                           Substances, and (z) all other requirements pertaining to the protection of the health and safety of employees or the public.

                                    (B) "Hazardous Substances" means any
                           substance that: (x) is or contains asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum or petroleum-derived substances or wastes, radon gas or related materials (y) requires investigation, removal or remediation under any Environmental Law, or is defined, listed or identified as a "hazardous waste" or "hazardous substance" thereunder, or (z) is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is regulated by any governmental authority or Environmental Law.

                                    (C) "Release" means any releasing,
                           disposing, discharging, injecting, spilling, leaking, leaching, pumping, dumping, emitting, escaping, emptying, seeping, dispersal, migration, transporting, placing and the like, including without limitation, the moving of any materials through, into or upon, any land, soil, surface water, ground water or air, or otherwise entering into the environment.

                  (v) Availability of Documents. Seller has made available to Buyer copies of all documents and other instruments listed in the Disclosure Schedule. Such copies are true and complete and include all amendments, supplements and modifications thereto or waivers currently in effect thereunder.

                  (w) Purchased Assets. Subject to the provisions of Section 3.1(z), the Purchased Assets include all rights, assets and properties necessary to the conduct of the Business by Buyer in the manner it is presently conducted by Seller and no Excluded Assets, either individually or in the aggregate, are material to the Business.

                  (x) Deferred Tuition Fees. All obligations and liabilities of Seller relating to deferred tuition fees and deferred income are attached as Schedule 1.4(a)(i).

                  (y) Business in the Ordinary Course. Since the Unaudited Balance Sheet Date, Seller has operated the Business solely in the ordinary course consistent with past practice.

                  (z) Accreditation and CFP Board Recognition. (i) Seller and/or the Business has the accreditations of NCA and DETC as follows: NCA has accredited the College for Financial Planning and DETC has accredited the Masters Program and (ii) the Certified Financial Planner(R) Professional Education Program that is included in the Purchased Assets is recognized by the CFP Board as a "Registered Program." Seller is not in violation of the terms of such accreditations of NCA and DETC with respect to the College for Financial Planning and the Masters Program or such recognition by the CFP Board with respect to the Certified Financial Planner(R) Professional Education Program, and Seller has not received notice of, or notice of any action (other than any actions contemplated by this Agreement) that would reasonably be expected to result in, any suspension or termination of same; provided it is understood that Seller makes no representation in this Agreement as to (1) the ability to obtain the CFP Board's consent to Seller's assignment to Buyer of the existing License Agreement between Seller and the CFP Board (however, Seller represents that such failure to obtain such consent will not have a material adverse effect on the Business) or (2) the effect, if any, on the accreditations of NCA and DETC and the recognition by the CFP Board that consummation of the transactions contemplated by this Agreement may have. The accreditations of NCA and DETC and the recognition by the CFP Board set forth above comprise all of the rights of their nature necessary for Seller to conduct and operate the Business as currently conducted by Seller.

                  (aa) Private Placement. Seller, Buyer and Apollo understand that the Apollo Common Stock is being issued by Apollo to Seller under this Agreement in reliance upon the exemption pursuant to Section 4(2) of the Securities Act, and that Seller is not receiving such Apollo Common Stock with a view to or in connection with the distribution thereof. Seller represents that it has no present intention of reselling the Apollo Common Stock other than under the registration statement effected by Apollo pursuant to Section 1.3(c)(ii) of this Agreement or otherwise in compliance with the Securities Act or an exemption thereunder.

         SECTION 3.2 Representations and Warranties of Buyer and Apollo. Buyer and Apollo each represents and warrants to Seller as follows:

                  (a) Corporate Existence. Buyer and Apollo are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation.

                  (b) Corporate Power and Authorization. Buyer and Apollo each have the corporate power and authority to execute and deliver this Agreement and to perform their respective obligations hereunder. Each of Buyer's and Apollo's execution and delivery of this Agreement, and the performance of their respective obligations hereunder, have been duly authorized by all necessary corporate and shareholder action. This Agreement has been, and the other agreements, documents and instruments required to be delivered by Buyer and/or Apollo in accordance with the provisions hereof ("Buyer's Documents") will be, duly executed and delivered on behalf of Buyer and/or Apollo, as applicable, by duly authorized officers of Buyer and/or Apollo, as applicable, and this Agreement constitutes, and Buyer's Documents when executed and delivered will constitute, the valid and binding obligations of Buyer and/or Apollo, as applicable, enforceable against Buyer and/or Apollo, as applicable, in accordance with their respective terms.

                  (c) Validity of Contemplated Transactions, etc. Except as set forth in Section 3.2(c) of the Disclosure Schedule, neither Buyer's nor Apollo's execution and delivery of this Agreement nor the performance of their respective obligations hereunder does or will violate any of the following:

                           (i) any existing law, ordinance, or governmental rule
                  or regulation to which Buyer or Apollo is subject,

                           (ii) any judgment, order, writ, injunction, decree or
                  award of any court, arbitrator or governmental or regulatory official, body or authority that is applicable to Buyer or Apollo, and

                           (iii) the articles of incorporation or bylaws of
                  Buyer or Apollo.

                  (d) Buyer Required Consents. Except for approvals required by the Federal Trade Commission or other agencies for purposes of complying with the HSR Act and the rules and regulations promulgated thereunder, the filing with the Commission of the registration statement described in Section 1.3(c)(ii), and as set forth in Section 3.2(d) of the Disclosure Schedule, no authorization, approval or consent of, and no registration or filing with, any governmental or regulatory official, body or authority or any other Person is required in connection with the execution, delivery or performance of this Agreement by Buyer or Apollo. Except as set forth in Section 3.2(d) of the Disclosure Schedule, neither Buyer's nor Apollo's execution and delivery of this Agreement nor the performance of their respective obligations hereunder does or will result in the breach of, or require the consent of any other Person under, or give any party the right to terminate, modify, accelerate or otherwise change the existing rights of Apollo or Buyer under, any contract or other document or oral or written understanding to which Buyer or Apollo is a party. For purposes of this Agreement, "Buyer Required Consents" means those consents or approvals designated as "Buyer Required Consents" in Section 3.2(d) of the Disclosure Schedule.

                  (e) No Litigation. No litigation, including any arbitration, investigation or other proceeding of or before any court, arbitrator or governmental or regulatory official, body or authority is pending or, to the best knowledge of Buyer or Apollo, threatened against Buyer or Apollo or that relates to the transactions contemplated by this Agreement, nor does either Buyer or Apollo know of any reasonably likely basis for any such litigation, arbitration, investigation or proceeding, the result of which could adversely affect the transactions contemplated hereby. Neither Buyer nor Apollo is a party to or subject to the provisions of any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority that may adversely affect the transactions contemplated hereby.

                  (f) Sufficient Funds. On the Closing Date, Buyer will have sufficient funds available to pay the Purchase Price.

                  (g) SEC Reports and Financial Statements. Apollo has filed with the SEC, and has heretofore made available to Seller true and complete copies of, all forms, reports, schedules, statements and other documents required to be filed by it and its subsidiaries since January 1, 1995 under the Exchange Act or the Securities Act (as such documents have been amended since the time of their filing, collectively, the "Apollo SEC Documents"). As of their respective dates or, if amended, as of the date of the last such amendment, the Apollo

         SEC Documents, including, without limitation, any financial statements or schedules included therein (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (b) complied with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder. Each of the consolidated financial statements included in the Apollo SEC Documents have been prepared from, and are in accordance with, the books and records of Apollo and/or its consolidated subsidiaries, comply with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position and the consolidated results of operations and cash flows (and changes in financial position, if any) of Apollo and its consolidated subsidiaries as at the dates thereof or for the periods presented therein.

                  (h) Existing Conditions. Since the date of the last Apollo SEC Document filed prior to the date of this Agreement and heretofore provided to Seller, (i) Apollo and its subsidiaries have conducted their respective businesses in the ordinary course of business consistent with past practice and (ii) there has been no material adverse change in the assets, business, operations or condition (financial or otherwise) of Apollo and its subsidiaries.

         SECTION 3.3 Survival of Representations and Warranties.

                  (a) Except as set forth in Section 3.3(b), the representations and warranties contained in this Agreement will survive for eighteen months after the Closing Date.

                  (b) The representations and warranties of Seller contained in
         Section 3.1(i) (Tax and Other Returns and Reports) will survive as to any Tax covered by such representations and warranties for so long as any statute of limitations for such Tax remains open, in whole or in part, including without limitation by reason of waiver of such statute of limitations.


ARTICLE IV--AGREEMENTS PENDING CLOSING

         SECTION 4.1 Agreements of Seller Pending the Closing. Seller covenants and agrees that from the date hereof until the Closing and except as otherwise agreed to in writing by Buyer:

                  (a) Business in the Ordinary Course. The Business will be conducted solely in the ordinary course consistent with past practice.

                  (b) Existing Condition. Seller will not cause or knowingly permit to occur any of the events or occurrences described in Section 3.1(k).

                  (c) Maintenance of Physical Purchased Assets. Seller will continue to maintain and service the tangible Purchased Assets in a manner consistent with past practice.

                  (d) Employees and Business Relations. Seller will use its best efforts to keep available the services of the present employees and agents of the Business and to maintain the relations and goodwill with all Accrediting Bodies, the CFP Board, all students, suppliers, customers, distributors and any others having business relations with the Business.

                  (e) Maintenance of Insurance. Seller will maintain without material change all insurance policies relating to the Business, it being understood that Seller's obligation to maintain such insurance will terminate as of the Closing Date.

                  (f) Compliance with Laws, etc. Seller will comply with all laws, ordinances, rules, regulations and orders applicable to the Purchased Assets or the Business.

                  (g) Conduct of Business. Seller will not knowingly take any action that would result in a breach of any of its representations and warranties hereunder and Seller will use reasonable efforts to ensure that on the Closing Date the representations and warranties of Seller contained in this Agreement will be true, except as specifically contemplated by this Article IV, as though such representations and warranties were made on and as of such date. Furthermore, Seller will cooperate with Buyer and use its best efforts to cause all of the conditions to the obligations of Buyer and Seller under this Agreement to be satisfied as soon as possible on or before the Closing Date.

                  (h) Sale of Purchased Assets; Negotiations. Effective from and after execution by Seller of this Agreement, Seller will not directly or indirectly sell or encumber any of the Purchased Assets, other than in the ordinary course of business consistent with past practice, or initiate or participate in any discussions or negotiations or enter into any agreement to do any of the foregoing and Seller will not provide any confidential Information concerning the Business or the Purchased Assets to any third party other than in the ordinary course of business, it being understood that prior to the date hereof Seller has provided confidential Information concerning the Business and the Purchased Assets to certain third parties in connection with the proposed sale thereof.

                  (i) Access. As long as Buyer gives reasonable notice to the President of Seller or the President's designee, Seller will allow Buyer's officers, employees, counsel, accountants and other representatives reasonable access to, and the right to inspect, during normal business hours, all of the properties, assets, records, Contracts and other documents relating to the Purchased Assets and/or the Business and will permit them to consult with Seller's officers, employees, accountants, counsel and agents for the purpose of making such investigation of the Business as Buyer desires to make in connection with its reasonable verification of the representations and warranties of Seller contained herein or its reasonable preparation for the transfer of the Business and the Purchased Assets at the Closing, but such investigation will not unreasonably interfere with Seller's business operations. Furthermore,

         Seller will permit Buyer and its agents to make such physical inventories and inspections of the Purchased Assets as Buyer may from time to time reasonably request.

                  (j) Press Releases. Except as required by applicable law, Seller will not give notice to third parties or otherwise make any public statement or release concerning this Agreement or the transactions contemplated hereby except for such written Information as has been approved in writing as to form and content by Buyer, which approval may not be unreasonably withheld.

                  (k) Confidentiality. Seller will continue to fulfill its obligations under that certain confidentiality agreement, dated as of May 8, 1997, by and between Buyer and Seller, to the extent those obligations do not conflict with this Agreement. If any of such obligations do conflict with this Agreement, then this Agreement will govern.

                  (l) Accrediting Bodies and CFP Board. Seller will reasonably cooperate with and assist Buyer in obtaining reasonable assurance that
         (i) Buyer, the Business and/or the Purchased Assets will be accredited by at least one Accrediting Body immediately after the Closing to the same extent Seller, the Business and/or the Purchased Assets are accredited as of the date hereof and (ii) immediately after the Closing the Certified Financial Planner(R) Professional Education Program that is included in the Purchased Assets will continue to be recognized by the CFP Board as a "Registered Program."

                  (m) Required Filings. Seller has filed or will, as promptly as practicable, file or supply, or cause to be filed or supplied, all applications, notifications and Information required to be filed or supplied by it pursuant to applicable law in connection with this Agreement, the sale and transfer of the Purchased Assets pursuant hereto and the consummation of the other transactions contemplated thereby, including but not limited to filings pursuant to the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended (the "HSR Act").

                  (n) Risk of Loss. Until the Closing Date, the risk of loss or damage to the Purchased Assets and all liability of Seller or the Business to third persons will be borne by Seller.

                  (o) Refunds. Seller will pay in a timely fashion and in a manner consistent with past practice in the ordinary course all tuition refunds that are requested by students prior to the Closing Date.

                  (p) Non-Solicitation. Seller will not solicit any Person who is then an employee of Seller to remain an employee of Seller on and after Closing except the Excluded Employees and Seller will not solicit any Person who is then an employee of Buyer to become an employee of Seller on and after Closing.

         SECTION 4.2 Agreements of Buyer Pending the Closing. Buyer covenants and agrees that from the date hereof until the Closing and except as otherwise agreed to in writing by Seller:

                  (a) Actions of Buyer. Buyer will not knowingly take any action that would result in a breach of any of its representations and warranties hereunder and Buyer will use reasonable efforts to ensure that on the Closing Date the representations and warranties of Seller contained in this Agreement will be true, except as specifically contemplated by this Article IV, as though such representations and warranties were made on and as of such date. Furthermore, Buyer will cooperate with Seller and use reasonable efforts to cause all of the conditions to the obligations of Buyer and Seller under this Agreement to be satisfied as soon as possible on or before the Closing Date.

                  (b) Confidentiality. Buyer will continue to fulfill its obligations under that certain confidentiality agreement, dated as of May 8, 1997, by and between Buyer and Seller, to the extent those obligations do not conflict with this Agreement. If any of such obligations do conflict with this Agreement, then this Agreement will govern.

                  (c) Press Releases. Except as required by applicable law, Buyer will not give notice to third parties or otherwise make any public statement or releases concerning this Agreement or the transactions contemplated hereby except for such written Information as has been approved in writing as to form and content by Seller, which approval may not be unreasonably withheld.

                  (d) Accrediting Bodies and CFP Board. Buyer will reasonably cooperate with and assist Seller in obtaining reasonable assurance that
         (i) Buyer, the Business and/or the Purchased Assets will be accredited by at least one Accrediting Body immediately after the Closing to the same extent Seller, the Business and/or the Purchased Assets are accredited as of the date hereof and (ii) immediately after the Closing the Certified Financial Planner(R) Professional Education Program that is included in the Purchased Assets will continue to be recognized by the CFP Board as a "Registered Program."

                  (e) Required Filings. Buyer has filed or will, as promptly as practicable, file or supply, or cause to be filed or supplied, all applications, notifications and Information required to be filed or supplied by it pursuant to applicable law in connection with this Agreement, the sale and transfer of the Purchased Assets pursuant hereto and the consummation of the other transactions contemplated thereby, including but not limited to filings pursuant to the HSR Act. Buyer will be responsible for the filing fee, except as otherwise agreed by the Parties.

         SECTION 4.3 Form 8-K. As soon as practicable after execution of this Agreement, (i) Seller and Apollo shall cooperate with each other in order to enable Apollo to file with the Commission on the Closing Date its Form 8-K with respect to its acquisition of the Business pursuant to applicable rules and regulations under the Exchange Act, and (ii) Seller will provide not later than ten business days prior to the Closing Date (together with the forms of auditors' report and consent that will be required to be signed in connection therewith) such historical financial statements of the

Business as required to be included therein pursuant to such rules and regulations. Subject to Seller's fulfillment of its obligations under clause
(ii) of the preceding sentence, Apollo will provide the definitive filing form of its Form 8-K to Seller at least two business days before the Closing Date and Apollo will file immediately upon the Closing on the Closing Date the Form 8-K containing all financial and other Information required thereby in compliance with the requirements of the Exchange Act with respect to the acquisition of the Business together with a contemporaneous press release in compliance with
Section 4.2(c).

         SECTION 4.4 Updated Schedules. Seller shall deliver to Apollo within two business days prior to the Closing Date updated schedules disclosing any additional required Information or any inaccuracy, whether or not any such Information or inaccuracy is material, as of such date with respect to Seller's representations contained in Section 3.1 of this Agreement.


ARTICLE V--CONDITIONS PRECEDENT TO THE CLOSING

         SECTION 5.1 Conditions Precedent to Buyer's Obligations. The obligation of Buyer to consummate the transactions contemplated under this Agreement is subject to the fulfillment or satisfaction, before or at the Closing, of each of the following conditions precedent:

                  (a) Representations and Warranties True as of the Closing Date. The representations and warranties of Seller contained in this Agreement or in any schedule, certificate or document delivered by Seller to Buyer pursuant to the provisions hereof will have been true in all material respects on the date hereof (unless specifically qualified by materiality, in which case it will have been true on the date hereof) and will be true in all material respects on the Closing Date (unless specifically qualified by materiality, in which case it will be true on the Closing Date) with the same effect as though such representations and warranties were made as of such date, except to the extent that a representation or warranty is made as of a particular earlier date, in which case such representation or warranty shall be true and correct in the manner specified above as of such particular date and shall be deemed to have been made on the Closing Date.

                  (b) Compliance with this Agreement. Seller will have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it before or at the Closing.

                  (c) Closing Certificate. Buyer will have received a certificate signed by an officer of Seller and dated the Closing Date, certifying that the conditions specified in Sections 5.1(a) and 5.1(b) have been fulfilled and certifying that Seller has obtained all Seller Required Consents.

                  (d) No Threatened or Pending Litigation. As of the Closing Date, no suit, action or other proceeding, or injunction or final judgment relating thereto, will be threatened or be pending before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, this Agreement or the consummation of the transactions contemplated hereby.

                  (e) Seller Required Consents. Seller will have obtained all Seller Required Consents. In respect of the notifications of Buyer and Seller pursuant to the HSR Act, the applicable waiting period and any extensions thereof will have expired or been terminated.

                  (f) Accrediting Bodies. At least one Accrediting Body will have provided reasonably satisfactory written evidence that immediately after the Closing Buyer, the Business and/or the Purchased Assets will be accredited by such Accrediting Body to the same extent Seller, the Business and/or the Purchased Assets are accredited by such Accrediting Body as of the date hereof; it being understood that this condition will be deemed satisfied even if such accreditation is conditional, as long as any such conditions (i) relate to the conduct of the Business after the Closing or (ii) are or will be within the control of Buyer as of and/or after the Closing. The Parties agree that if at least one Accrediting Body provides the written evidence required by the preceding sentence, but after the Closing Buyer loses such accreditation or conditional accreditation due to its own action or inaction or otherwise, then such loss will be the sole responsibility of Buyer, and Seller will have no liability with respect thereto. For purposes of this Agreement, "Accrediting Bodies" means each of (i) the Commission on Institutions of Higher Education of the North Central Association of Colleges and Schools ("NCA") and (ii) the Distance Education and Training Council ("DETC").

                  (g) CFP Board Recognition. The CFP Board will have provided evidence that is reasonably satisfactory to Buyer that immediately after the Closing the Certified Financial Planner(R) Professional Education Program that is included in the Purchased Assets will continue to be recognized by the CFP Board as a "Registered Program"; it being understood that this condition will be deemed satisfied even if such approval is conditional, as long as any such conditions (i) relate to the conduct of the Business after the Closing or (ii) are or will be within the control of Buyer as of and/or after the Closing. The Parties agree that if the CFP Board provides the evidence required by the preceding sentence, but after the Closing the Certified Financial Planner(R) Professional Education Program loses such recognition due to Buyer's action or inaction or otherwise, then such loss will be the sole responsibility of Buyer, and Seller will have no liability with respect thereto. For purposes of this Agreement, "CFP Board" means the Certified Financial Planner Board of Standards, Inc., a Colorado non-profit corporation.

                  (h) Material Adverse Changes. As of the Closing Date, there will have been no material adverse change in the Purchased Assets or the business, operations or condition (financial or otherwise) of the Business.

                  (i) Lease Agreement. Seller and Buyer will have executed and delivered the lease agreement substantially in the form attached hereto as Exhibit B (the "Lease Agreement") with respect to Seller's building located at 4695 South Monaco Street, Denver, Colorado.

                  (j) Opinion of Counsel. Buyer shall have received the opinion of Holme Roberts & Owen LLP dated as of the Closing Date, substantially in the form attached hereto as Exhibit D.

                  (k) Consulting Agreement. Dr. William Anthes and Buyer will have executed and delivered the consulting agreement substantially in the form attached hereto as Exhibit E.

         SECTION 5.2 Conditions Precedent to Seller's Obligations. The obligation of Seller to consummate the transactions contemplated under this Agreement is subject to the fulfillment or satisfaction, before or at the Closing, of each of the following conditions precedent:

                  (a) Representations and Warranties True as of the Closing Date. The representations and warranties of Buyer contained in this Agreement or in any schedule, certificate or document delivered by Buyer to Seller pursuant to the provisions hereof will have been true in all material respects on the date hereof (unless specifically qualified by materiality, in which case it will have been true on the date hereof) and will be true in all material respects on the Closing Date (unless specifically qualified by materiality, in which case it will be true on the Closing Date) with the same effect as though such representations and warranties were made as of such date, except to the extent that a representation or warranty is made as of a particular earlier date, in which case such representation or warranty shall be true and correct in the manner specified above as of such particular date and shall be deemed to have been made on the Closing Date.

                  (b) Compliance with this Agreement. Buyer will have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it before or at the Closing.

                  (c) Closing Certificate. Seller will have received a certificate signed by an officer of Buyer and dated the Closing Date certifying that the conditions specified in Sections 5.2(a) and 5.2(b) have been fulfilled and certifying that Buyer has obtained all Buyer Required Consents set forth in Section 3.2(d) of the Disclosure Schedule.

                  (d) No Threatened or Pending Litigation. As of the Closing Date, no suit, action or other proceeding, or injunction or final judgment relating thereto, will be threatened or be pending before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, this Agreement or the consummation of the transactions contemplated hereby.

                  (e) Material Adverse Change. As of the Closing Date, there will have been no material adverse change in the assets, business, operations or condition (financial or otherwise) of Apollo and its subsidiaries.

                  (f) Lease Agreement. Seller and Buyer will have executed and delivered the Lease Agreement.

                  (g) Buyer Required Consents. Buyer will have obtained all Buyer Required Consents. In respect of the notifications of Buyer and Seller pursuant to the HSR Act, the applicable waiting period and any extensions thereof will have expired or been terminated.

                  (h) Registration Statement. Buyer or Buyer's counsel shall have confirmed to Seller's counsel that Buyer shall have received oral notice from the Commission that the registration statement with respect to the Apollo Common Stock is scheduled to be declared effective by the Commission, at a time mutually acceptable to Apollo and Seller on the Closing Date after the Closing.

                  (i) Opinion of Counsel. Seller shall have received the opinion of Snell & Wilmer dated as of the Closing Date, substantially in the form attached hereto as Exhibit F.

                  (j) Form 8-K. Seller shall have been advised by Apollo that pursuant to Section 4.3 of this Agreement the Form 8-K containing all financial and other Information required thereby in compliance with the requirements of the Exchange Act with respect to the acquisition of the Business is ready for immediate filing on the Closing Date with the Commission immediately after the Closing.


ARTICLE VI--INDEMNIFICATION

         SECTION 6.1 General Indemnification Obligation of Seller.

                  (a) Except as provided in Section 6.1(b), from and after the Closing until the date that is eighteen months after the Closing Date Seller will reimburse, indemnify and hold harmless Buyer, its officers, directors, employees, agents, advisers, representatives and Affiliates and any of their successors and assigns (each, an "Indemnified Buyer Party") from and against, and pay or reimburse each Indemnified Buyer Party for, any and all claims, liabilities, obligations, losses, fines, costs, royalties, proceedings, deficiencies or damages, including out-of-pocket expenses and reasonable attorneys' and accountants' fees incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder (each, a "Loss" and collectively, "Losses"), resulting from or arising out of:

                           (i) any inaccuracy of any representation and warranty
                  of Seller contained in this Agreement;

                           (ii) any failure of Seller to perform any covenant or
                  agreement hereunder or fulfill any other obligation in respect hereof;

                           (iii) any Excluded Liabilities or Excluded Assets; or

                           (iv) the operation of the Business by Seller or
                  Seller's ownership, operation or use of the Purchased Assets before the Closing to the extent allocable or attributable thereto.

                  (b) Notwithstanding the foregoing, Seller will not be required to indemnify any Indemnified Buyer Party pursuant to Sections 6.1(a)(i) or 6.1(a)(iv)(i) unless and until the aggregate amount of all claims against Seller under such Section exceeds $100,000 and then only to the extent of such excess or (ii) to the extent the amount of such indemnification would exceed the Purchase Price.

                  (c) Seller will not be required to indemnify any Indemnified Buyer Party with respect to any claim for indemnification pursuant to
         Section 6.1(a)(iv) to the extent such Losses result from or arise out of any Assumed Liability or constitute Losses for which Buyer is required to indemnify Seller under Section 6.2(a).

         SECTION 6.2 General Indemnification Obligation of Buyer.

                  (a) Except as provided in Section 6.2(b), from and after the Closing until the date that is eighteen months after the Closing Date Buyer will reimburse, indemnify and hold harmless Seller, its officers, directors, employees, agents, advisers, representatives and Affiliates and any of their successors or assigns (each, an "Indemnified Seller Party") from and against, and pay or reimburse the Indemnified Seller Parties for, any and all Losses resulting from or arising out of:

                           (i) any inaccuracy of any representation and warranty
                  of Buyer and/or Apollo contained in this Agreement;

                           (ii) any failure of Buyer to perform any covenant or
                  agreement hereunder or fulfill any other obligation in respect hereof;

                           (iii) any Assumed Liability; and

                           (iv) the operation of the Business by Buyer or
                  Buyer's ownership, operation or use of the Purchased Assets from and after the Closing to the extent allocable or attributable thereto.

                  (b) Notwithstanding the foregoing, Buyer will not be required to indemnify any Indemnified Seller Party pursuant to Sections 6.2(a)(i) or 6.2(a)(iv)(i) unless and until the aggregate amount of all claims against Seller under such Section exceeds $100,000 and then only to the extent of such excess or (ii) to the extent the amount of such indemnification would exceed the Purchase Price.

                  (c) Buyer will not be required to indemnify any Indemnified Seller Party with respect to any claim for indemnification pursuant to
         Section 6.2(a)(iv) to the extent such

         Losses result from or arise out of any Excluded Liability or constitute Losses for which Seller is required to indemnify Buyer under Section 6.1(a).

         SECTION 6.3 Indemnification Procedures.

                  (a) If any claim or demand for which Seller would be liable to an Indemnified Buyer Party hereunder is asserted by an Indemnified Buyer Party against Seller or is asserted against or sought to be collected from an Indemnified Buyer Party by a third party, the Indemnified Buyer Party will promptly notify Seller of such claim or demand, specifying the nature of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate will not be conclusive of the final amount of such claim and demand) (the "Claim Notice"). Seller will have ten days from the personal delivery or mailing of the Claim Notice (the "Notice Period") to notify the Indemnified Buyer Party, (i) whether or not Seller disputes its liability to the Indemnified Buyer Party hereunder with respect to such claim or demand and (ii) notwithstanding any such dispute, whether or not Seller desires, at its sole cost and expense, to defend the Indemnified Buyer Party against any such claim or demand that is being asserted by a third party.

                  (b) If Seller disputes its liability with respect to such claim or demand or the amount thereof (whether or not Seller desires to defend the Indemnified Buyer Party against such claim or demand as provided in Section 6.3(c)), such dispute will be resolved in accordance with Section 6.5. Pending the resolution of any dispute by Seller of its liability with respect to any claim or demand, such claim or demand may not be settled without the prior written consent of both of Seller and the Indemnified Buyer Party.

                  (c) If Seller notifies the Indemnified Buyer Parties within the Notice Period that it desires to defend the Indemnified Buyer Party against such claim or demand then, except as hereinafter provided, Seller will have the right to defend the Indemnified Buyer Party by appropriate proceedings, which proceedings will be promptly settled or prosecuted to a final conclusion in such a manner as to avoid any risk of the Indemnified Buyer Party becoming subject to liability for any other matter; but Seller may not, without the prior written consent of the Indemnified Buyer Party, consent to the entry of any judgment against the Indemnified Buyer Party or enter into any settlement or compromise that does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to the Indemnified Buyer Party of a release, in form and substance satisfactory to the Indemnified Buyer Party, as the case may be, from all liability in respect of such claim or litigation. If any Indemnified Buyer Party desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense. If, in the reasonable opinion of the Indemnified Buyer Party, any such claim or demand or the litigation or resolution of any such claim or demand involves an issue or matter that could have a materially adverse effect on the business, operations or assets of the Indemnified Buyer Party, including without limitation the administration of the tax returns and responsibilities under the tax laws of any Indemnified Buyer Party, then the Indemnified Buyer Party will have the right to control the defense or settlement of any such claim or demand and its reasonable costs and expenses will be included as part of the indemnification obligation of Seller hereunder; but the Indemnified

         Buyer Party may not settle any such claim or demand without the prior written consent of Seller, which consent may not be unreasonably withheld. If the Indemnified Buyer Party elects to exercise such right, Seller will have the right to participate in, but not control, the defense or settlement of such claim or demand at its sole cost and expense.

                  (d) Amount of Liability.

                           (i) If an Indemnified Buyer Party has a claim against
                  Seller hereunder that does not involve a claim or demand being asserted against or sought to be collected from it by a third party and Seller does not notify the Indemnified Buyer Party within the Notice Period that it disputes such claim, then the amount of such claim will be conclusively deemed a liability of Seller hereunder.

                           (ii) If Seller elects not to defend an Indemnified
                  Buyer Party against a claim or demand (either by not giving the Indemnified Buyer Party timely notice as provided above or otherwise), then the amount of any such claim or demand will be conclusively deemed to be a liability of Seller hereunder, unless Seller disputes its liability to the Indemnified Buyer Party hereunder, as provided in Section 6.3(b), in which event such dispute will be resolved as provided in Section 6.5.

                           (iii) If Seller elects to defend an Indemnified Buyer
                  Party against a claim or demand, or if such claim or demand is defended by the Indemnified Buyer Party (but no Indemnified Buyer Party will have any obligation to defend any such claim or demand), then that portion thereof as to which such defense is unsuccessful will be conclusively deemed to be a liability of Seller hereunder, unless Seller disputes its liability to the Indemnified Buyer Party hereunder, as provided in Section 6.3(b), in which event such dispute will be resolved as provided in Section 6.5.

                  (e) All claims for indemnification by an Indemnified Seller Party under this Agreement will be asserted and resolved under the procedures set forth above, substituting in the appropriate place "Indemnified Seller Party" for "Indemnified Buyer Party" and variations thereof and "Buyer" for "Seller."

         SECTION 6.4 Payment. Upon the determination of any liability under Sections 6.3 or 6.5, the appropriate Party will pay to the Indemnified Seller Party or Indemnified Buyer Party, as applicable, within ten days after such determination, the amount of any claim for indemnification made hereunder. If the Indemnified Seller Party or Indemnified Buyer Party, as applicable, is not paid in full for any such claim pursuant to the foregoing provisions promptly after the other Party's obligation to indemnify has been determined in accordance herewith, it will have the right, notwithstanding any other rights that it may have against any other Person, to set off the unpaid amount of any such claim against any amounts owed by it under any agreements entered into pursuant to this Agreement, Seller's Documents or Buyer's Documents. Upon the payment in full of any claim, either by setoff or otherwise, the Person making payment will be subrogated to the rights of the Indemnified Seller Party or Indemnified Buyer Party, as applicable, against any Person with respect to the subject matter of such claim.

         SECTION 6.5 Arbitration.

                  (a) All disputes under this Article VI will be settled by arbitration in Denver, Colorado, before a single arbitrator pursuant to the rules of the American Arbitration Association. Any Party may commence arbitration at any time by giving written notice to the other Party that such dispute has been referred to arbitration under this
         Section 6.5. The arbitrator will be selected by the joint agreement of Seller and Buyer, but if they do not so agree within 20 days after the date of the notice referred to above, the selection will be made pursuant to the rules of the American Arbitration Association from the panels of arbitrators maintained by such Association. This provision for arbitration is specifically enforceable by the Parties and any decision rendered by the arbitrator will be final and binding upon the Parties so long as such award is accompanied by a written opinion of the arbitrator giving the reasons for the award, and there will be no right of appeal therefrom. Each Party will pay its own expenses of arbitration and the expenses of the arbitrator will be equally shared; but if in the opinion of the arbitrator any claim for indemnification or any defense or objection thereto was unreasonable, the arbitrator may assess, as part of the award, all or any part of the arbitration expenses of the other Party (including reasonable attorneys' fees) and of the arbitrator against the Party raising such unreasonable claim, defense or objection.

                  (b) To the extent that arbitration may not be legally permitted hereunder and the Parties may not at the time of such dispute mutually agree to submit such dispute to arbitration, any Party may commence a civil action in a court of appropriate jurisdiction to solve disputes hereunder. Nothing contained in this Section 6.5 will prevent the Parties from settling any dispute by mutual agreement at any time.

         SECTION 6.6 Other Rights and Remedies Not Affected. The indemnification rights of the Parties under this Article VI are independent of and in addition to such rights and remedies as the Parties may have at law or in equity or otherwise for any misrepresentation, breach of warranty or failure to fulfill any agreement or covenant hereunder on the part of any Party, including without limitation the right to seek specific performance, rescission or restitution, none of which rights or remedies are affected or diminished hereby.


ARTICLE VII--POST-CLOSING MATTERS

         SECTION 7.1 Employees and Employee Benefit Plans.

                  (a) Buyer will, within three days after the date hereof, offer employment to those individuals who are employees of Seller on the Closing Date, other than the employees named or described on Schedule 7.1(a), for positions that are at least comparable to the positions in which such individuals are employed as of the Closing Date. Buyer will hire those individuals who accept Buyer's offer of employment (the "Continuing Employees"). The Continuing Employees will become employees of Buyer effective at 5:00 p.m. Denver time on the Closing Date and will no longer be employees of Seller. Commencing at

         5:00 p.m. Denver time on the Closing Date, Buyer will have sole responsibility for the payment of wages, overtime, sick pay, taxes, withholdings, and employee benefits (except as provided in (d) below) with respect to the Continuing Employees, accruing after 5:00 p.m. Denver time on the Closing Date. Buyer shall not assume any liability of Seller with respect to Continuing Employees, regardless of the source or nature of such obligation, including, but not limited to, any liability for accrued but unpaid salaries, wages, vacation or sick pay or incentive compensation, and Seller shall remain liable therefore and shall also remain responsible for payment of any retention, change in control, or other similar compensation or benefits which are or become payable as a result of the consummation of the purchase and sale transaction under this Agreement. Buyer shall not assume any Employee Benefit Plan (as such term is defined in Section 3.1(s)(i) above) or any liability under any Employee Benefit Plan. Nothing contained in this Agreement will be construed as a guaranty to Buyer that any number of the employees will accept offers of employment with Buyer. Buyer will be solely responsible for any and all communications it makes to any employee of Seller during the process of making offers of employment. Buyer will comply with all laws in connection with its communications to Seller's employees, the process of offering employment to them, and the hiring and transition of such employees.

                  (b) Within five business days after the Closing Date, Seller will transmit to Buyer the Forms W-4 and W-5 that were furnished to Seller by the Continuing Employees. Buyer will effect all tax withholdings in accordance with the Forms W-4 and W-5 received from Seller with respect to each Continuing Employee. Buyer will report all wages paid and taxes withheld by Buyer and Seller for the calendar year in which the Closing Date occurs. Buyer and Seller will each attach the statement required by Revenue Procedure 96-60 to the Form 941 filed by each for the year in which the Closing Date occurs. Buyer and Seller agree to comply with all requirements of Revenue Procedure 96-60 and to cooperate with each other in complying with such requirements.

                  (c) Buyer will provide the Continuing Employees with base pay that is no less than the base pay provided to the Continuing Employees by Seller as of the Unaudited Balance Sheet Date (as set forth in Schedule 7.1(c) attached hereto), provided, however, that beginning January 1, 1998, Buyer may adjust the base pay of the Continuing Employees in accordance with Buyer's customary compensation policies for similarly situated employees.

                  (d) Seller and Buyer shall make arrangements for the Continuing Employees to continue their coverage under Seller's group medical and dental plans and group life insurance plan (or identical plans) from 5:00 p.m. Denver time on the Closing Date through December 31, 1997, either (i) through Buyer becoming a participating sponsor of such plans from 5:00 p.m. Denver time on the Closing Date through December 31, 1997 or (ii) through the issuance to Buyer of a plan or plans or a policy or policies identical to Seller's plans and policies in effect on the Closing Date, for the period from 5:00 p.m. Denver time on the Closing Date through December 31, 1997. Thereafter, Buyer will provide the Continuing Employees with group health coverage and group life insurance coverage that is at least the same as the group health coverage and group life insurance coverage provided to the other employees of Buyer. If coverage from 5:00 p.m. Denver time on the Closing Date through

         December 31, 1997 is provided by Buyer's becoming a participating sponsor of Seller's plans, Buyer shall pay to Seller the amount of $334 per Continuing Employee per month (during such Continuing Employee's employment by Buyer) on the tenth day of each month between the Closing Date and December 31, 1997 as Buyer's share of the premium for the Continuing Employees' group medical, dental and life insurance coverage from the Closing Date through December 31, 1997. Seller shall assume and bear any remaining liability. If coverage from 5:00 p.m. Denver time on the Closing Date through December 31, 1997 is provided through a policy or policies issued to Buyer, Seller shall reimburse Buyer on the tenth day of each month occurring between the Closing Date and December 31, 1997 for any amount paid or incurred by Buyer for coverage in excess of $334 per Continuing Employee per month (during such Continuing Employee's employment by Buyer) for the months between the Closing Date and December 31, 1997. If coverage from the Closing Date through December 31, 1997 is provided through Buyer's becoming a participating sponsor of Seller's group medical and dental plans, continuation coverage for a Continuing Employee who terminates employment after the Closing Date and before January 1, 1998 shall be transferred to Buyer's group health plan on January 1, 1998 for the remainder of the continuation period.

                  (e) The Continuing Employees shall commence participation in Buyer's employee benefit plans and policies, other than the group medical and dental plan and group life insurance plan, as of 5:00 p.m. on the Closing Date; it being understood that at such time each Continuing Employee will be advanced full vacation time and sick time for the then current fiscal year of Buyer. The Continuing Employees shall commence participation in Buyer's group medical and dental plan and group life insurance plan as of 12:00 a.m. on January 1, 1998. Buyer agrees to credit and continue to credit each Continuing Employee with service under its benefit plans for periods of employment with Seller, with such service credit to be granted for purposes of eligibility to participate in the plan, eligibility for benefits (but not the amount of benefits), eligibility for retirement and vesting purposes under such employee benefit plans or policies that Buyer maintains or will maintain for Continuing Employees including, but not limited to, participation and vesting in qualified retirement plans, enrollment in health care plans, enrollment in and benefits under life insurance plans and arrangements, vacation eligibility, sick and other leave policies, and severance benefits; provided however, that the maximum number of years of service that may be credited under any plan maintained by Buyer that is intended to be qualified under Section 401(a) of the Code shall be five.

                  (f) Buyer will use its best efforts to provide that pre-existing condition restrictions imposed in connection with medical, dental and vision benefits under Buyer's plans will not apply to the Continuing Employees and ensure that any pre-existing condition restrictions that are applied to the Continuing Employees comply with the requirements of applicable law; provided, however, that Buyer will not be required to pay any additional premium with respect to any waiver of pre-existing condition limitations.

                  (g) Buyer will cause the qualified retirement plan of Buyer in which Continuing Employees participate to accept a direct rollover of eligible rollover distributions (within the meaning of Section 402(c) of the Code) from Seller's defined benefit pension plan (under Section 401(a) of the Code) by the Continuing Employees.

                  (h) Buyer will not relocate any Continuing Employee to a new job location outside the Denver metropolitan area for a minimum period of six months after the Closing Date.

                  (i) Buyer will reimburse each Continuing Employee for the tuition for any individual course or courses (but not for a program of courses) for which the Continuing Employee was registered on the Closing Date on the same basis as under Seller's educational benefits program. Thereafter, each Continuing Employee will be eligible to participate in Buyer's tuition reimbursement plan on the same terms and conditions as generally applicable to other employees of Buyer.

                  (j) Buyer will pay and be responsible for all liability, cost, expense, taxes and sanctions under Section 4980B of the Code, interest and penalties imposed upon, incurred by, or assessed against Buyer or Seller that arise by reason of or relate to any failure to comply with the health care continuation requirements of Section 4980B of the Code and Sections 601 through 608 of ERISA ("COBRA") which failure occurs on or after the Closing Date with respect to any initial qualifying event (as defined in Section 4980B(f)(3) of the Code) that occurs on or after the Closing Date, with respect to any Continuing Employee or any qualified beneficiary (as defined in Section 4980B(g)(1) of the Code) of such Continuing Employee. Seller will pay and be responsible for all liability and cost, expenses, taxes and sanctions under Section 4980B of the Code, interest and penalties imposed upon, incurred by, or assessed against Buyer or Seller that arise by reason of or relate to any failure to comply with the health care continuation coverage requirements of COBRA, which failure occurs with respect to any qualifying event that either occurs prior to the Closing Date, that occurs on or after the Closing Date, with respect to a Continuing Employee's qualified beneficiary or beneficiaries who elected COBRA continuation coverage for a qualifying event that occurred prior to the Closing Date, or that occurs because of the termination of the Continuing Employees' employment with Seller, with respect to any Continuing Employee or any qualified beneficiary of a Continuing Employee. Seller shall retain the obligation to comply with the notice and continuation coverage requirements with respect to employees of Seller (and their covered dependents) other than the Continuing Employees.

         SECTION 7.2 Non-Solicitation. Effective as of the Closing Date, Seller will terminate all employment agreements between Seller and any of the Continuing Employees. Effective as of the Closing Date and until the third anniversary of the Closing Date, (a) without Buyer's consent, Seller will not directly or indirectly solicit any Person who is then an employee of Buyer or any Continuing Employee who has terminated his or her employment with Buyer within 180 days after the Closing Date and (b) without Seller's consent, Buyer will not directly or indirectly solicit any Person who is then an employee of Seller or any Person who is an employee of Seller on the date immediately after the Closing Date and who has terminated his or her employment with Seller within 180 days after the Closing Date.

         SECTION 7.3 Discharge of Business Obligations. From and after the Closing Date Seller will pay and discharge, in accordance with past practice but not less than on a timely basis, all obligations and liabilities incurred before the Closing Date in respect of Excluded Liabilities, including without limitation any Liabilities to employees, trade creditors and clients of the Business.

         SECTION 7.4 Maintenance of Books and Records. Buyer will preserve until the fifth anniversary of the Closing Date all records possessed or to be possessed by Buyer relating to the Business or any of the Purchased Assets before the Closing Date. After the Closing Date and upon Seller's prior written request, Buyer will provide Seller with access during regular business hours to
(a) the officers and employees of Buyer and Apollo and (b) the books of account and records of Buyer and Apollo, but, in each case, only to the extent relating to the Purchased Assets or the Business before the Closing Date, and Seller and its representatives will have the right to make copies of such books and records; but the foregoing right of access may not be exercised in such a manner as to unreasonably interfere with the normal operations and business of Buyer and Apollo and, with respect to any of such information that constitutes trade secrets or confidential business information of Buyer, Seller and its representatives will use due care to not disclose such information except (x) as required by law, (y) with the prior written consent of Buyer, which consent may not be unreasonably withheld, or (z) where such information becomes available to the public generally, or becomes generally known to competitors of Buyer, through sources other than Seller, its Affiliates or its officers, directors or representatives.

         SECTION 7.5 Payments Received. Each Party agrees that after the Closing it will hold and will promptly transfer and deliver to the other Party, from time to time as and when received, any cash, checks with appropriate endorsements (using their best efforts not to convert such checks into cash), or other property that they may receive on or after the Closing which property belongs to the other Party, including without limitation any insurance proceeds, and will account to the other Party for all such receipts. From and after the Closing, Buyer will have the right and authority to endorse without recourse the name of Seller on any check or any other evidences of indebtedness received by Buyer on account of the Business and the Purchased Assets transferred to Buyer hereunder.

         SECTION 7.6 Use of Names.

                  (a) From and after the Closing Date, Seller will sign such consents and take such other action as Buyer may reasonably request to permit Buyer to transfer all rights, title and interest in and to the names "College for Financial Planning(R)"; "Institute for Wealth Management(R)"; "Institute for Retirement Planning(R)"; "American Institute for Retirement Planners, Inc."; and "Institute for Tax Studies(R)" and variants thereof. From and after the Closing Date, Seller will not itself use any of the foregoing names or any names similar thereto or variants thereof.

                  (b) Except for those marks set forth in Section 7.6(a), to the extent the trademarks, service marks, brand names or trade, corporate or business names of Seller or of any of its Affiliates or divisions (other than the Divisions) are used by the Divisions or the Business on stationery, signage, invoices, receipts, forms, packaging, advertising and promotional materials, product, training and service literature and materials, computer programs or like materials ("Marked Materials") or appear on Inventory at the Closing, Buyer may use such Marked Materials or sell such Inventory for a period of 30 days after the Closing without altering or modifying such Marked Materials or Inventory, or removing such trademarks, service marks, brand names, or trade, corporate or business names, but Buyer may not thereafter use such trademarks, service marks, brand names or trade, corporate or business names in any other manner except that Buyer may use such trademarks, service marks, brand names and trade, corporate or business names (i) with the prior written consent of Seller or (ii) until such Inventory or Marked Materials are exhausted, as long as such Inventory and Marked Materials indicate in a conspicuous manner reasonably satisfactory to Seller that Seller and its Affiliates are no longer affiliated with the Business, that Seller and its Affiliates are not responsible for such use and make no representations or warranties in connection therewith, and that such use is the sole responsibility of Buyer.

         SECTION 7.7 UCC Matters. From and after the Closing Date, Seller will promptly refer all inquiries with respect to ownership of the Purchased Assets or the Business to Buyer. In addition, Seller will execute such documents and financing statements as Buyer may request from time to time to evidence transfer of the Purchased Assets to Buyer, including any necessary assignments of financing statements.

         SECTION 7.8 Covenant Not to Compete.

                  (a) Seller and each of its Affiliates agrees that for five years after the Closing Date, it will not, directly or indirectly, operate, join, control or participate in management, operation or control of, any corporation, proprietorship or partnership as more than a five percent owner in such business where such business is competitive with (i) the Business as it exists on the date hereof, (ii) or any programs or services currently being developed by the Business to be offered as professional education to the general public or for continuing professional education or (iii) the business of Buyer or Apollo as it exists on the date hereof substantially as described in Apollo's 1996 Form 10-K and Apollo SEC Documents filed since then and before the date hereof; it being understood, however, that this prohibition will not be violated by Seller's direct or indirect involvement in any Excluded Activity.

                  (b) The Parties specifically acknowledge and agree that the remedy at law for any breach of this Section 7.8 will be inadequate and that Buyer, in addition to any other relief available to it, will be entitled to temporary and permanent injunctive relief without the necessity of proving actual damage. If any provision of this Section
         7.8 is ever deemed to exceed the limitation provided by applicable law, then the Parties agree that such provisions will be reformed to set forth the maximum limitations permitted.

                  (c) For purposes of this Agreement, "Excluded Activities" means the sponsorship, creation, publication, production, marketing and distribution of educational products and services provided directly or indirectly to the general public, or to segments of the general public, whether for free or for a reasonable charge, including without limitation (i) continuation and expansion of all activities currently carried out as part of Seller's NEFE High School Financial Planning Program(SM), Seller's Public Education Center or the NEFE

         Press(R), (ii) the sponsorship, creation, publication, production, marketing and distribution of books, tapes, compact disks, videotapes, newsletters and periodicals, (iii) the sponsorship, creation, publication, production, marketing and distribution of financial planning programs or tools for use by the general public, (iv) the sponsorship, creation, and maintenance of one or more world wide web sites, (v) the sponsorship, production and marketing of conferences and/or seminars and the creation, publication, production, marketing and distribution of materials related thereto, and (vi) research and development activities related to any of the foregoing; provided, however, that "Excluded Activities" shall not include any activity for which educational credit is given or any activity for which Seller charges a fee which (1) is in excess of $100 and (2) is beyond an amount to cover Seller's full direct and indirect costs with respect to the activity as determined according to generally accepted accounting principles.

         SECTION 7.9 Discharge of Obligations with Respect to Deferred Tuition Fees. From and after the Closing Date Buyer will pay and discharge, on a timely basis, all obligations and liabilities of Seller existing immediately before the Closing relating to the deferred tuition fees of the Business disclosed specifically on Schedule 1.4(a)(i). In the event that Seller has obligations and liabilities existing immediately before the Closing relating to deferred tuition fees which have not been disclosed specifically on Schedule 1.4(a)(i), Buyer shall pay and discharge all such obligations, and Seller shall be liable to Buyer equal to the amount of such deferred tuition fees which were not so disclosed on such Schedule.

         SECTION 7.10 Confidentiality. From and after the Closing Date Seller will use due care to avoid disclosing any confidential Information relating to
(a) the transactions contemplated by this Agreement, (b) the Purchased Assets, or (c) the Business, to any third party other than Seller's officers, directors and representatives and except (x) as required by law, (y) with the prior written consent of Buyer, or (z) where such Information becomes available to the public or becomes known to competitors of Buyer through sources other than Seller, its Affiliates or its officers, directors or representatives.

         SECTION 7.11 Obligation to Students; Teach-Out Commitment. From and after the Closing Date Buyer will (a) use its best efforts to treat Continuing Students in the same manner as such students have been treated by Seller before the Closing Date, including making timely mailings and being responsive to student questions and complaints, (b) subject to Buyer's obligations in Section 4.2(d), use its best efforts to fulfill the "Teach-Out Commitment" required by DETC with respect to the accreditation of Buyer by DETC; provided however, it is understood that all Liabilities of Seller relating to the Teach-Out Commitment are Assumed Liabilities as set forth in Schedule 1.4(a), and (c) use its best efforts to ensure that student cancellations and/or student note defaults will not increase above a level consistent with the past experience of the Business. For purposes of this Agreement, "Continuing Students" means all students enrolled as of the Closing Date in courses and/or programs offered by the Business.

         SECTION 7.12 Transition of the Business. At the Closing, in accordance with Section 2.2, Buyer will be given actual possession and operating control of the Purchased Assets. To the extent that certain Excluded Assets cannot be readily separated from the Purchased Assets, each Party will use its best efforts to cooperate with the other Party, in such a manner as to not unreasonably interfere with the normal operations and business of Buyer or Seller, in order to separate the Excluded Assets from the Purchased Assets not later than 90 days following the Closing Date. For example, in accordance with the foregoing, Buyer will be given actual possession and operating control of all software, hardware, and Information contained thereon that is included in the Purchased Assets, and, to the extent that such software or hardware contains Information relating to the Excluded Assets, Seller will have 90 days to access such software or hardware in order to make copies of any Information relating to the Excluded Assets. Upon request through a single contact person designated by Buyer, for 90 days following the Closing Date Seller shall have reasonable access to Continuing Employees during regular working hours for purposes of assisting Seller in the separation of the Purchased Assets from the Excluded Assets and toward effecting Seller's ability to operate on a stand-alone basis.


ARTICLE VIII--MISCELLANEOUS

         SECTION 8.1 Termination.

                  (a) Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated by written notice of termination at any time before the Closing Date only as follows:

                           (i) by mutual consent of Seller and Buyer;

                           (ii) by Buyer, (A) at any time if the representations
                  and warranties of Seller contained in Section 3.1 were incorrect in any material respect when made or at any time thereafter, or (B) upon written notice to Seller given at any time after 60 days after the date hereof (or such later date as is specified in a writing authorized on behalf of Seller and Buyer) if all of the conditions precedent set forth in
                  Section 5.1 have not been met; or

                           (iii) by Seller, (A) at any time if the
                  representations and warranties of Buyer contained in Section
                  3.2 were incorrect in any material respect when made or at any time thereafter, or (B) upon written notice to Buyer given at any time after 60 days after the date hereof (or such later date as is specified in a writing authorized on behalf of Seller and Buyer) if all of the conditions precedent set forth in Section 5.2 have not been met.

                  (b) If this Agreement is terminated and abandoned pursuant to the provisions of this Section 8.1, this Agreement (except for Section 4.2(b), which will continue in force) will become void and have no effect, without any liability on the part of any of the Parties or their directors or officers or stockholders in respect of this Agreement, unless the termination was the result of the representations and warranties of a Party being materially incorrect when made or the material breach by such Party of a covenant or agreement hereunder, in which event the Party whose representations and warranties were incorrect or who breached such covenant or agreement will be liable to the other Party for all costs and expenses of the other Party in connection with the preparation, negotiation, execution and performance of this Agreement.

         SECTION 8.2 Brokers' and Finders' Fees.

                  (a) Seller represents and warrants to Buyer that, with the exception of Parchman, Vaughan & Company, L.L.C., all negotiations relative to this Agreement have been carried on by it directly without the intervention of any Person that may be entitled to any brokerage or finder's fee or other commission in respect of this Agreement or the consummation of the transactions contemplated hereby, and Seller agrees to indemnify and hold harmless Buyer against any and all claims, losses, liabilities and expenses that may be asserted against or incurred by it as a result of Seller's dealings, arrangements or agreements with any such Person.

                  (b) Except for Montgomery Securities, Buyer represents and warrants that all negotiations relative to this Agreement have been carried on by it directly without the intervention of any Person who may be entitled to any brokerage or finder's fee or other commission in respect of this Agreement or the consummation of the transactions contemplated hereby, and Buyer agrees to indemnify and hold harmless Seller against any and all claims, losses, liabilities and expenses that may be asserted against or incurred by, it as a result of Buyer's dealings, arrangements or Agreements with or any such Person.

         SECTION 8.3 Sales, Transfer and Documentary Taxes, etc. Buyer will pay all federal, state and local sales, documentary and other transfer taxes, if any, due as a result of the purchase, sale or transfer of the Purchased Assets in accordance herewith whether imposed by law on Seller or Buyer and Buyer will indemnify, reimburse and hold harmless Seller in respect of the liability for payment of or failure to pay any such taxes or the filing of or failure to file any reports required in connection therewith.

         SECTION 8.4 Expenses. Except as otherwise provided in this Agreement, each Party will pay its own expenses incidental to the preparation of this Agreement, the carrying out of the provisions of this Agreement and the consummation of the transactions contemplated hereby.

         SECTION 8.5 Contents of Agreement; Parties in Interest; etc. This Agreement sets forth the entire understanding of the Parties with respect to the transactions contemplated hereby. It may not be amended or modified except by written instrument duly executed by each of the Parties. Any and all previous agreements and understandings between the Parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

         SECTION 8.6 Assignment and Binding Effect. This Agreement may not be assigned before the Closing by any Party without the prior written consent of the other Party, except that Buyer may assign its rights and obligations under this Agreement to any wholly owned subsidiary of Apollo provided that such wholly owned subsidiary shall assume and agree to perform and fully discharge, as of the date of this Agreement as if such subsidiary itself had signed this Agreement on the date hereof, all of Buyer's agreements and obligations under this Agreement, and for all purposes of this Agreement such subsidiary shall be deemed to be included in all references to "Buyer" contained in this Agreement as if such subsidiary had signed this Agreement as Buyer on the date hereof, and no such assignment shall relieve the assigning party from its obligations hereunder. Subject to the foregoing, all of the terms and provisions of this Agreement are and will be binding upon, and inure and will inure to the benefit of, and are and will be enforceable by, the successors and assigns of Seller and Buyer.

         SECTION 8.7 Waiver. Any term or provision of this Agreement may be waived at any time by the Party entitled to the benefit thereof by a written instrument duly executed by such Party.

         SECTION 8.8 Notices. Any notice, request, demand, waiver, consent, approval or other communication that is required or permitted hereunder must be in writing and will be deemed given only if delivered personally or sent by facsimile (with printed confirmation of transmission) or by registered or certified mail, postage prepaid, as follows:

                  If to Seller, to:

                  National Endowment for Financial Education
                  4695 South Monaco Street
                  Denver, Colorado 80237-3403
                  Attention: William L. Anthes
                  Facsimile: 303-220-0838

                  With a required copy to:

                  Holme Roberts & Owen LLP
                  1700 Lincoln Street
                  Suite 4100
                  Denver, Colorado 80203-4541
                  Attention: Donald J. Hopkins
                  Facsimile: 303-866-0200

                  If to Buyer, to:

                  Apollo Group, Inc.
                  4615 E. Elwood Street
                  Phoenix, Arizona 85040
                  Attention:  William H. Gibbs
                  Facsimile:  602-921-8538

                  With a required copy to:

                  Snell & Wilmer L.L.P.
                  One Arizona Center
                  Phoenix, Arizona 85004
                  Attention:  Jon S. Cohen
                  Facsimile:  602-382-6070

or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, sent by facsimile (with printed confirmation of transmission) or mailed.

         SECTION 8.9 Governing Law; Jurisdiction. This Agreement will be governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of Colorado, without giving effect to the conflict of laws rules thereof.

         SECTION 8.10 No Benefit to Others. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the Parties and, in the case of Article VI, the Indemnified Seller Parties and the Indemnified Buyer Parties, and their heirs, executors, administrators, legal representatives, successors and assigns, and they will not be construed as conferring any rights on any other Persons.

         SECTION 8.11 Headings, Gender and "Person". All section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context requires. Any reference to a "Person" herein includes an individual, firm, corporation, limited liability company, partnership, limited liability partnership, trust, governmental authority or body, association, unincorporated organization or any other entity.

         SECTION 8.12 Schedules and Exhibits. All Exhibits and Schedules referred to herein are intended to be and hereby are specifically made a part of this Agreement.

         SECTION 8.13 Severability. If any part of this Agreement, including any phrase, sentence, clause, Section or subsection, is invalid or unenforceable in any jurisdiction, then such part will be ineffective only to the extent of such invalidity or unenforceability, without affecting the validity or enforceability of any other provisions hereof, and any such invalidity or unenforceability in any jurisdiction will not affect the validity or enforceability of such provision in any other jurisdiction.

         SECTION 8.14 Counterparts. This Agreement may be executed in any number of counterparts and any Party may execute any such counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts taken together will constitute but one and the same instrument. This Agreement will become binding when one or more counterparts taken together have been executed and delivered by the Parties. It will not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

         SECTION 8.15 Effective Date. The obligations of Seller under this Agreement will become effective (except as provided in Sections 4.1(h) and 4.1(p) which will be effective as stated therein) only upon the approval of the Agreement by Seller's Board of Trustees and the delivery to Buyer of notice of such approval (such date of approval and notice thereof being referred to herein as the "Effective Date"). If the Effective Date shall have not occurred on or before September 12, 1997, then (i) this Agreement will be terminated and will have no further force or effect (except for Section 4.2(b) and this Section 8.15, which will continue in force) and (ii) no Party will have any liability or obligation hereunder (except for Buyer's obligations under Section 4.2(b) and this Section 8.15, which will continue in force) and (iii) Seller shall pay to Buyer not later than the next business day after September 12, 1997, the sum of $350,000 and shall reimburse Buyer for the filing fee paid by Buyer in connection with the filings pursuant to the HSR Act, as described in Section 4.2(e). In consideration of the obligations of Seller under the preceding sentence, the obligations of Apollo and Buyer under this Agreement will become effective upon the signing of this Agreement.

         SECTION 8.16 Guarantee. Apollo hereby unconditionally guarantees to Seller and its Affiliates the full and timely payment and performance of all of the obligations and agreements of Buyer under this Agreement, the Lease Agreement and the Assignment and Assumption Agreement and Bill of Sale. The foregoing guarantee includes the guarantee of the payment of all damages, costs and expenses that might become recoverable as a result of the nonperformance of any of the obligations or agreements so guaranteed or as a result of the nonperformance of this guarantee. Any guaranteed person may, at its option, proceed against Apollo for the performance of any such obligation or agreement, or for damages for default in the performance thereof, without first proceeding against any other party or against any of its properties. Apollo further agrees that its guarantee is an irrevocable guarantee and will continue in effect notwithstanding any extension or modification of any guaranteed obligation, any assumption of any such guaranteed obligation by any other party, or any other act or thing that might otherwise operate as a legal or equitable discharge of a guarantor and Apollo hereby waives all special suretyship defenses and notice requirements.

                                    * * * * *

         IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date first written.


                                    APOLLO

                                    APOLLO GROUP, INC.



                                    By:______________________________________

                                    Its:_____________________________________



                                    BUYER

                                    APOLLO ONLINE, INC.



                                    By:______________________________________

                                    Its:_____________________________________


                                    SELLER

                                    NATIONAL ENDOWMENT FOR
                                    FINANCIAL EDUCATION



                                    _________________________________________
                                    By: William L. Anthes
                                        President and Chief Executive
                                        Officer

                        SCHEDULE 1.1(a)--PURCHASED ASSETS


1.       The Business as a going concern.

2. The names "College for Financial Planning(R)"; "Institute for Wealth Management(R)"; "Institute for Retirement Planning(R)"; "American Institute for Retirement Planners, Inc."; and "Institute for Tax Studies(R)."

3. All assets and properties reflected on the Closing Balance Sheet, except as specifically indicated thereon.

4. The following assets, properties and/or rights of Seller constituting, or used primarily in the conduct of, the Business, except as otherwise expressly set forth or referred to in Section 1.1(b):

         (a) all equipment, tools, furniture, furnishings, goods, and other tangible personal property (including, but not limited to, any of the foregoing purchased subject to any conditional sales or title retention agreement in favor of any other Person), including those through which no line has been drawn on the attached list (NEFE Inventory);

         (b) all credits, prepaid expenses, deferred charges, advance payments, security deposits and prepaid items;

         (c) all notes and accounts receivable held by Seller and all notes, bonds and other evidences of indebtedness of and rights to receive payments from any Person held by Seller ("Accounts Receivable");

         (d) all supplies and inventories (collectively, the "Inventories"), including without limitation Inventories held at any location controlled by Seller and Inventories previously purchased and in transit to Seller at such locations;

         (e) to the extent permitted by applicable law, all rights under any Contract (copies of which have been provided to Buyer and a list of which is attached hereto), instrument, registration, license, certificate of occupancy, other permit or approval of any nature, or other document, commitment, arrangement, undertaking, practice or authorization, including without limitation any right to receive payment for products sold or services rendered, and to receive goods and services, pursuant to such agreements and to assert claims and take other rightful actions in respect of breaches, defaults and other violations of such Contracts, arrangements, licenses, leases and other agreements and otherwise;

         (f) all rights (including but not limited to any and all Intellectual Property rights) in and to the products sold or leased and in and to any products or other Intellectual Property rights under research or development before or on the Closing Date;

         (g) all Intellectual Property and all rights thereunder or in respect thereof, including without limitation rights to sue for and remedies against past, present and future infringements thereof, and rights of priority and protection of interests therein under the laws of any jurisdiction worldwide and all tangible embodiments thereof;

         (h) all books, records, manuals and other materials (in any form or medium), including without limitation all such items maintained at Seller's headquarters, advertising materials, catalogs, price lists, correspondence, mailing lists and databases (it being understood that Seller, upon three days' prior notice to Apollo at any time and from time to time, and unless Apollo reasonably objects within such three-day period, may access a copy of such mailing lists and databases and may continue to use them free of charge after the Closing for 180 days after the Closing Date in connection with any activities that do not constitute a breach of Seller's obligations under
                  Section 7.8), customer lists, student records, photographs, production data, sales and promotional materials, purchasing materials, manufacturing and quality control records and procedures, research and development files, data and laboratory books, Intellectual Property disclosures, media materials and plates, accounting records, sales order files and litigation files;

         (i) to the extent requested by Buyer, copies of personnel records and payroll records that (i) relate to Continuing Employees and (ii) are material to Buyer's operation of the Business after the Closing;

         (j) all rights to causes of action, lawsuits, judgments, claims and demands of any nature available to or being pursued by Seller with respect to the Business or the ownership, use, function or value of any Purchased Asset, whether arising by way of counterclaim or otherwise;

         (k) all guarantees, warranties, indemnities and similar rights in favor of Seller with respect to any Purchased Asset;

         (l) all rights in and to products sold or leased (including without limitation products hereafter returned or repossessed and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit)

                                LIST OF CONTRACTS


ACAT
Adjunct Faculty Agreement
Affiliate Agreement (entered into with those affiliates listed on the pages attached hereto)
AIRP
Building Maintenance Agreements
         Aramark (Coffee Service)
         A.B.P./IKON (Canon Copier & Fax Machine Maintenance)
         U.S. West (Local Phone Service - No actual contract exists; just monthly billing)
         AT&T (Long Distance Phone Service)
         Rolm (Phone Equipment Maintenance)
                  Pyderion (ACD Phone Reports via Rolm)
         Infortext (Phone Reports)
         Pitney Bowes Credit Corporation (PBCC) (Mail Equipment Maintenance) Selectronics (Typewriter Maintenance)
         UPS (Air and Ground Package Shipping & UPS OnLine(TM) Software) PURCHASE ORDERS: (See separate listing attached)
Xerox (Docutech & Fax Machine Maintenance)
CFP Board of Standards
Denver Post Agreement
Digest Contract with A.B. Hirschfeld Press, Inc.
Dow Jones Financial Publishing
ETS Marketing Agreement
Hay Management Consultants
IBCFP Testing Services, Inc.
ICFP Agreement
ICI
Information Systems Contracts
International Agreement - Australia ("ITC")
International Agreement - France ("ISEFI")
International Agreement - Japan ("JAFP")
International Agreement - Nigeria ("FF&T")
Investment News
Kane, Dalsimer, Sullivan, Kurucz, Levy, Eisele & Richard, LLP
License Agreement
Live Review Class Agreement
Marriott City Center Agreement
Micro Mash Agreement (Draft)
Mid-America Industries Marketing Agreement
NASD
Plaza Communications
Securities Data Publishing
Sheridan Ross & McIntosh

Simon Direct Inc.
Special Purpose Marketing, Inc.
Testing Center Agreement
Trade Agreement - ICFP
Trade Agreement - Dow Jones Financial Publishing
Trade Agreement - Securities Data Publishing

                                   AFFILIATES

                                 PURCHASE ORDERS

                        SCHEDULE 1.1(b)--EXCLUDED ASSETS


1.       The endowment fund and related investments owned by Seller.

2. All of Seller's assets, properties and rights through which a line has been drawn on the list (NEFE Inventory) attached to Schedule 1.1(a).

3. All of Seller's cash or cash equivalents in transit, in hand or in bank accounts.

4. Any of Seller's land, structures (including without limitation the building located at 4695 South Monaco Street, Denver, Colorado), improvements or fixtures or any water lines, rights of way, uses, licenses, easements, hereditaments, tenements or appurtenances belonging or appertaining thereto.

5. All of Seller's corporate records, seals, articles of incorporation, minute books, tax returns, or other records having to do with the corporate organization, existence or history of Seller.

6. The names and marks "National Endowment for Financial Education(R)" and "NEFE(R)" and any name or mark derived from or including any of the foregoing.

7. All of Seller's rights relating to its world wide web site, which is currently maintained by Seller at http://www.nefe.org/, and all world wide web sites directly or indirectly linked thereto; it being understood that after the Closing Seller will modify such sites by making all necessary and/or appropriate changes in light of the transactions contemplated in this Agreement.

8. All of the rights that accrue or will accrue to Seller under this Agreement.

9. All of the rights to any of Seller's claims for any federal, state, local, or foreign tax refunds.

10. Books of account relating to the business of Seller as such will exist following the Closing Date.

11. The Rabbi trust (The College for Financial Planning Irrevocable Trust Agreement for Deferred Compensation Plan).

12.      Any asset related to any employee benefit plan of Seller, as defined in
         Section 3.1(s).

13.      Seller's Pension Plan and any rights or interest therein.

14. The offices and the furniture and related equipment located therein and office supplies used by the Excluded Employees.

15.      The trade name NATIONAL ENDOWMENT FOR FINANCIAL EDUCATION.

16. The following U.S. trademark/service mark registrations and applications:

         NEFE                                       Reg. No. 1,875,734
         NEFE                                       Reg. No. 1,926,187
         NEFE                                       Ser. No. 75/186,369
         NEFE PRESS                                 Reg. No. 1,917,259
         NATIONAL ENDOWMENT FOR                     Reg. No. 1,895,548
                  FINANCIAL EDUCATION
         NATIONAL ENDOWMENT FOR                     Reg. No. 1,890,694
                  FINANCIAL EDUCATION
         NATIONAL ENDOWMENT FOR                     Reg. No. 1,879,215
                  FINANCIAL EDUCATION
         NATIONAL ENDOWMENT FOR                     Ser. No. 75/186,370
                  FINANCIAL EDUCATION

         NEFE HIGH SCHOOL                           Ser. No. 75/139,888
                  FINANCIAL PLANNING PROGRAM

17. The following foreign trademark/service mark registrations and applications:

         NATIONAL ENDOWMENT FOR                     App. No. 381533       E.E.C.
                  FINANCIAL EDUCATION
         NEFE                                       App. No. n/a          E.E.C.

18.      The internet domain name "nefepress.org".

19.      The following copyrighted (unregistered) works:

         Public Education Materials
         High School Financial Planning Program

20.      The following copyrighted (registered) works:

         The Wealth Care Kit, May 1995 (TX 4-350-341, 8/5/96)
         The ABCs of Managing Your Money, October 1993 (TX 4-244-550, 3/20/96)

                  SCHEDULE 1.3(c)(ii)--REGISTRATION PROCEDURES


         In connection with the registration statement effected by Apollo pursuant to Section 1.3(c)(ii) and in addition to the agreements contained in
Section 1.3(c) with respect to such registration:

         (a) Apollo shall furnish to Seller, prior to the filing thereof with the Commission, a copy of the registration statement, and each amendment thereof and each amendment or supplement, if any, to the prospectus included therein.

         (b) Apollo shall ensure that (i) any registration statement and any amendment thereto and any prospectus forming part thereof and any amendment or supplement thereto complies with the Securities Act and the rules and regulations thereunder, (ii) any registration statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any registration statement, and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading; provided that Apollo will not be liable in any case to the extent that any such claim, loss, damage or liability arises out of or is based upon any such untrue statement or omission made therein in reliance upon and in conformity with written information furnished to Apollo by or on behalf of Seller specifically for inclusion therein (or in any document incorporated therein by reference).

         (c)      Apollo shall advise Seller:

                           (i) when the registration statement and any amendment
                  thereto has been filed with the Commission and when the registration statement or any post-effective amendment thereto has become effective; and

                           (ii) of any request by the Commission for amendments
                  or supplements to the registration statement or the prospectus included therein or for additional information.

                           (iii) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose;

                           (iv) of the receipt by Apollo of any notification
                  with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (v) of the happening of any event that requires the
                  making of any changes in the registration statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading (which shall include a notice requiring Seller to suspend using such registration statement or such prospectus for up to but not longer than 30 days, within which time Seller agrees to suspend using such registration statement and prospectus and Apollo agrees to make such changes or take such other action as necessary to enable Seller to use on or before the end of such 30-day period and thereafter such registration statement and prospectus).

         (d) Apollo shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible time.

         (e) Apollo shall furnish to Seller, without charge, at least one copy of such registration statement and any post-effective amendment thereto, including financial statements and schedules, and, if Seller so requests, all exhibits (including those incorporated by reference).

         (f) Apollo shall deliver to Seller, without charge, as many copies of the prospectus included in such registration statement and any amendment or supplement thereto as Seller may reasonably request and Apollo consents to the use of the prospectus or any amendment or supplement thereto by Seller in connection with the offering and sale of the securities covered by the prospectus or any amendment or supplement thereto.

         (g) Apollo shall cooperate with Seller to facilitate the timely preparation and delivery of certificates representing securities to be sold pursuant to any registration statement free of any restrictive legends and in such denominations and registered in such names as Seller may request prior to sales of securities pursuant to such registration statement.

         (h) Upon the occurrence of any event contemplated by paragraph
(c)(1)(v) above, Apollo shall promptly prepare a post-effective amendment to the registration statement or an amendment or supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (i) Apollo shall take such action as Seller may reasonably request to the extent required to enable Seller to sell the Apollo Common Stock without registration under the Securities Act within the limitations of the exemption as provided by Rule 144 under the Securities Act (or any successor rule).

         (j) Seller shall furnish to Apollo for inclusion in the registration statement and the prospectus included therein such information of a "selling security holder" as required by Item 507 of Regulation S-K and the proposed method of distribution by Seller as required by Item 508 of Regulation S-K.

         (k) Seller shall notify Apollo in writing promptly after its disposition of all Apollo Common Stock pursuant to the registration statement.

                  SCHEDULE 1.3(d)--ALLOCATION OF PURCHASE PRICE


         The Purchase Price will be allocated first to tangible assets in the same amount reflected on the Closing Balance Sheet, except that if any asset has an appraised value substantially different than the amount on the Closing Balance Sheet, then the appraised value, determined at the cost of Buyer, will be used. After this first allocation, then an amount will be allocated to prepaid rent to reflect the fair value, determined at the cost of Buyer, of the 15 months of free rent contemplated in this Agreement and the Lease Agreement. Thereafter, the balance of the Purchase Price will be allocated to goodwill and other intangible assets.

         Buyer will be responsible for preparing IRS Form 8594 and will be responsible for forwarding it to Seller for filing with Seller's appropriate income tax returns.

                      SCHEDULE 1.4(a)--ASSUMED LIABILITIES


1. All Liabilities related to deferred tuition fees and deferred income as specifically listed on Schedule 1.4(a)(i).

2. All accounts payable and accrued liabilities reflected on the Closing Balance Sheet not exceeding $1,000,000, but excluding any amounts related to:

         (a) unpaid salaries or wages, including any "stay bonuses" payable to certain employees of Seller;

         (b) the Rabbi Trust (The College for Financial Planning Irrevocable Trust Agreement for Deferred Compensation Plan);

         (c) any Liability related or attributable to any of Seller's Employee Benefit Plans as defined in Section 3.1(s); and any other items specifically excluded from Assumed Liabilities.

3. All Liabilities relating to the "Teach-Out Commitment" required by DETC with respect to the accreditation of Buyer by DETC.

4. All Liabilities relating to any Contract assigned to Buyer as part of the Purchased Assets.

5.       All Liabilities set forth in Section 7.1 to be fulfilled by Buyer.

6. The capital lease obligation with respect to Xerox Corporation as reflected on the Closing Balance Sheet.

                    SCHEDULE 1.4(a)(i)--DEFERRED TUITION FEES


               See attached printout (to be delivered at Closing).

                       SCHEDULE 7.1(a)--EXCLUDED EMPLOYEES



NAME                                           POSITION
----                                           --------

Anthes, William                     President
Christy, Sharon                     Secretary to President
Kaus, David                         Controller
Linville, Carolyn                   Project Coordinator, Public Education Center
Neiser, Brent                       Director, Public Education Center
Rudolph, Mary                       Part Time, Secretary, High School
Schiever, Elizabeth                 Director, High School Program
Sigman, Geraldine                   Secretary, Public Education Center
Sumner, Margaret                    Part Time, Secretary, Pres. Office

                  SCHEDULE 7.1(c)--CONTINUING EMPLOYEE BASE PAY


Note: This information has been provided to Buyer by Seller in writing but is not included in this schedule in the interest of the privacy of Continuing Employees.

     EXHIBIT A--FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT AND BILL OF SALE


                                  See attached

                       EXHIBIT B--FORM OF LEASE AGREEMENT


                                  See attached

                    EXHIBIT C--ASSIGNMENT OF TRADEMARKS, ETC.

                                   ASSIGNMENT

         This is an Assignment by National Endowment for Financial Education, a Colorado corporation ("Assignor"), in favor of Apollo Online, Inc., an Arizona corporation ("Assignee"), to be effective upon complete execution of the signature block provided below ("Effective Date").

         WHEREAS, Assignor is the owner of rights in the trademarks, services marks, trade names, logos, business and product names, slogans, and registrations and applications for registration thereof, identified in Schedule I attached hereto;

         WHEREAS, Assignor and Assignee, as of August 21, 1997, have entered into an Asset Purchase Agreement wherein Assignor is transferring all of Assignor's right, title and interest in and to the trademarks, services marks, trade names, logos, business and product names, slogans, and registrations and applications for registration thereof identified in Schedule I, together with the goodwill symbolized thereby.

         NOW THEREFORE, in consideration of the sum of one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby assign and transfer to Assignee all of Assignor's right, title and interest in and to the trademarks, services marks, trade names, logos, business and product names, slogans, and registrations and applications for registration thereof identified in Schedule I, together with the goodwill symbolized thereby.

         Signed this     day of            , 1997.
                     ---        -----------


                                    ASSIGNOR

                                    NATIONAL ENDOWMENT FOR
                                    FINANCIAL EDUCATION



                                    -----------------------------------------
                                    By: William L. Anthes
                                        President and Chief Executive Officer

                 EXHIBIT D--FORM OF OPINION OF SELLER'S COUNSEL


                                  See attached

                     EXHIBIT E--FORM OF CONSULTING AGREEMENT


                                  See attached

                  EXHIBIT F--FORM OF OPINION OF BUYER'S COUNSEL


                                  See attached